UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑                    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

iRobot Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

April 10, 2018

Dear Fellow Stockholder,

You are cordially invited to attend the Annual Meeting of stockholders of iRobot Corporation, a Delaware corporation (the “Company”), to be held on Wednesday, May 23, 2018, at 8:30 a.m., local time, at the Company’s headquarters located at 8 Crosby Drive, Bedford, Massachusetts 01730.

At this annual meeting, you will be asked to (1) elect two (2) Class I directors, each to serve for a three-year term; (2) ratify the appointment of the accounting firm of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the current fiscal year; (3) approve amendments to our amended and restated certificate of incorporation to eliminate supermajority voting requirements; (4) approve amendments to our amended and restated certificate of incorporation to declassify the board of directors; (5) approve amendments to our amended and restated certificate of incorporation to eliminate the prohibition on stockholders’ ability to call a special meeting; (6) approve the iRobot Corporation 2018 Stock Option and Incentive Plan (the “2018 Stock Plan”); and (7) approve, on an advisory basis, the compensation of our named executive officers.

The board of directors unanimously recommends that you vote FOR election of the director nominees, FOR ratification of appointment of our independent registered public accountants, FOR approval of amendments to our amended and restated certificate of incorporation to eliminate supermajority voting requirements, FOR approval of amendments to our amended and restated certificate of incorporation to declassify the board of directors, FOR approval of amendments to our amended and restated certificate of incorporation to eliminate the prohibition on stockholders’ ability to call a special meeting, FOR approval of the 2018 Stock Plan, and FOR approval, on an advisory basis, of the compensation of our named executive officers. Details regarding the matters to be acted upon at this annual meeting appear in the accompanying proxy statement. Please give the accompanying materials your careful attention. Whether or not you plan to attend the annual meeting, we urge you to sign and return the enclosed proxy so that your shares will be represented at the annual meeting. If you attend the annual meeting, you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

Because approval of Proposals 3, 4 and 5 requires the affirmative vote of at least 75% of the outstanding shares, your vote will be especially important at this year’s annual meeting.

Thank you for your continued support, interest and investment in iRobot.

Sincerely,

Colin M. Angle

Chairman of the Board and Chief Executive Officer

SUMMARY OF RECENT AND PROPOSED CHANGES TO CORPORATE GOVERNANCE AND EXECUTIVE COMPENSATION

In our continuing efforts to improve corporate governance and better align executive compensation with Company performance, the following highlights elements of our corporate governance and executive compensation programs and proposed changes that are described in more detail in the proxy statement.

	2015	2016	2017	2018 — Proposed
Corporate Governance	Recommended adoption of majority voting standards for a) removal of directors, b) amendments to our by-laws, and c) amendments to certain provisions of our certificate of incorporation

Recommended adoption of majority voting standards for a) removal of directors, b) amendments to our by-laws, and c) amendments to certain provisions of our certificate of  incorporation*

Recommended annual election of directors on phased-in basis upon approval*

Codified Lead Independent Director role

Adopted proxy access

Recommended adoption of majority voting standards for a) removal of directors, b) amendments to by-laws, and c) amendments to certain provisions of the certificate of incorporation**

Recommended annual election of directors for immediate implementation upon approval**

Recommended adoption of a provision to allow shareholders to call special meetings**

Recommending adoption of majority voting standards for a) removal of directors, b) amendments to our by-laws, and c) amendments to certain provisions of our certificate of  incorporation***

Recommending annual election of directors for immediate implementation upon approval***

Recommending adoption of a provision to allow shareholders to call special meetings***

Board Refreshment	Added Mohamad Ali, technology/cloud expertise; Paul Kern, defense — retired; Paul Sagan, technology — retired	Added Michael Bell, technology/cloud expertise; Added Andrew Miller, finance/technology expertise; George McNamee, finance — retired	Added Elisha Finney, finance/technology; Gail Deegan, finance — retired; Andrea Geisser, finance — retired
Executive Compensation	Adopted clawback policy		Modified executive LTI to (i) remove options and increase PSUs to 50%, and (ii) make all LTI’s three-year cumulative targets (no annual targets, no “second chance” vesting provisions)

*	2016 — Hired a proxy solicitor to obtain the necessary number of votes to pass the proposal. Proposal received overwhelming support from voting stockholders (96%), though received the support of only 71% of the outstanding shares, which was short of the 75% of outstanding shares necessary for approval.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

**	2017 — Engaged a proxy solicitor to obtain the necessary number of votes to pass the proposal. Despite overwhelming stockholder support from voting stockholders (99%), the proposal received 69% of the total outstanding shares, again short of the 75% approval threshold.
***	2018 — Again engaged a proxy solicitor to obtain the necessary votes and continue to demonstrate the board of directors’ support of the proposal and commitment to corporate governance best practices.

Corporate Governance

As described in the summary table above, since 2015 our board of directors has recommended that stockholders approve various corporate governance initiatives, including the elimination of supermajority voting requirements, declassification of our board of directors and elimination of the prohibition on stockholders’ ability to call a special meeting. However, in each case, the minimum required stockholder approvals were not attained. The board of directors has determined to re-submit each of these proposals to the Company’s stockholders at the 2018 annual meeting, and has again hired a proxy solicitor to solicit approval for these proposals.

Executive Compensation

In response to investor feedback in 2016, we modified the long-term incentive component of our executive compensation plan effective in fiscal year 2017. The revised plan moves to a mix of 50% performance share units (“PSUs”) and 50% time-based restricted stock units. The PSUs have metrics based on our cumulative financial performance measured at the end of a three-year performance period. We also added the ability to achieve an above target payout for PSUs starting in 2017 for achievement of the performance metrics above target levels.

Board of Directors

Over the past four years we have added four independent directors with extensive experience in global branding, strategic software development, cloud infrastructure, data analytics and finance, all of which are critical to the Company’s strategy. We continually evaluate our board member skills for alignment with iRobot’s strategic goals. The following matrix summarizes our directors’ skills that are critical to our company’s success:

Skills Matrix
Board Members	Public Co. Leadership	Public Co. Board Experience	Finance and Capital Management	Global Operating Experience	Consumer Products	Consumer Technology	Software/ SaaS	Internet of Things	Robotics	Diversity
Colin Angle	X	X	X	X	X	X	X	X	X
Mohamad Ali	X	X	X	X	X	X	X	X		X
Michael Bell	X	X	X	X	X	X	X	X
Ronald Chwang*	X	X	X	X	X	X		X	X	X
Deborah Ellinger	X	X	X	X	X	X				X
Elisha Finney	X	X	X	X		X	X			X
Andrew Miller	X	X	X	X	X	X	X	X
Michelle Stacy	X	X	X	X	X	X				X

*	Dr. Chwang is retiring from the board following the expiration of his term at the 2018 annual meeting.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

The following summarizes key information about the board of directors:

Board and Governance Information*
7	Size of Board
6	Number of Independent Directors
55	Average Age of Directors
11	Board Meetings Held in Fiscal 2017
2.9	Average Tenure of Independent Directors (in years)
67%	Independent Directors Added in the Last Three Years
✓	Annual Election of Directors**
✓	Proxy Access
✓	Majority Voting for Directors
✓	No Supermajority Voting Requirements***
✓	Lead Independent Director
✓	Independent Directors Meet Without Management Present
✓	Director Stock Ownership Guidelines
✓	Code of Business Conduct and Ethics for Directors, Officers and Employees
✓	Director Self-Evaluation Program

*	All of the board of directors’ data excludes Dr. Chwang, who is retiring from the board as of the 2018 annual meeting, following expiration of his term.
**	The Company is seeking stockholder approval at the 2018 annual meeting to declassify its board of directors.
***	The Company is seeking stockholder approval at the 2018 annual meeting to eliminate supermajority voting requirements in its governing documents relating to removal of directors and amendments to the Company’s certificate of incorporation and bylaws.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

iROBOT CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 23, 2018

To the Stockholders of iRobot Corporation:

The annual meeting of stockholders of iRobot Corporation, a Delaware corporation (the “Company”), will be held on Wednesday, May 23, 2018, at 8:30 a.m., local time, at the Company’s headquarters located at 8 Crosby Drive, Bedford, Massachusetts 01730, for the following purposes:

1. To elect two (2) Class I directors, nominated by the board of directors, each to serve for a three-year term and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal;

2. To ratify the appointment of the accounting firm of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the current fiscal year;

3. To approve amendments to our amended and restated certificate of incorporation to eliminate supermajority voting requirements;

4. To approve amendments to our amended and restated certificate of incorporation to declassify the board of directors;

5. To approve amendments to our amended and restated certificate of incorporation to eliminate the prohibition on stockholders’ ability to call a special meeting;

6. To approve the iRobot Corporation 2018 Stock Option and Incentive Plan;

7. To hold an advisory vote on the approval of the compensation of our named executive officers; and

8. To transact such other business as may properly come before the annual meeting and at any adjournments or postponements thereof.

Proposal 1 relates solely to the election of two (2) Class I directors nominated by the board of directors and does not include any other matters relating to the election of directors. Only stockholders of record at the close of business on April 4, 2018 are entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof.

All stockholders are cordially invited to attend the annual meeting in person. In accordance with our security procedures, all persons attending the annual meeting will be required to present a form of government-issued picture identification. If you hold your shares in “street name”, you must also provide proof of ownership (such as a recent brokerage statement). If you are a holder of record and attend the annual meeting, you may vote by ballot in person even if you have previously returned your proxy card. If you hold your shares in “street name” and wish to vote in person, you must provide a “legal proxy” from your bank or broker. However, to assure your representation at the annual meeting, we urge you, whether or not you plan to attend the annual meeting, to sign and return the enclosed proxy so that your shares will be represented at the annual meeting. If you attend the annual meeting, you may vote in person even if you have previously returned your proxy card. Directions to iRobot Corporation headquarters can be found at the Company’s website, http://www.irobot.com.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

Please note that, even if you plan to attend the annual meeting, we recommend that you vote using the enclosed proxy card TODAY, to ensure that your shares will be represented.

By Order of the Board of Directors,

GLEN D. WEINSTEIN Executive Vice President, Chief Legal Officer and Secretary Bedford, Massachusetts April 10, 2018

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE, OVER THE INTERNET OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

TABLE OF CONTENTS

PROPOSAL 3 — APPROVAL OF AMENDMENTS TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS	46
Recommendation of the Board	47
PROPOSAL 4 — APPROVAL OF AMENDMENTS TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS	48
Recommendation of the Board	49
PROPOSAL 5 — APPROVAL OF AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE PROHIBITION ON STOCKHOLDERS’ ABILITY TO CALL A SPECIAL MEETING	50
Recommendation of the Board	50
PROPOSAL 6 — APPROVAL OF THE IROBOT CORPORATION 2018 STOCK OPTION AND INCENTIVE PLAN	51
Proposal	51
Summary of Material Features of the 2018 Stock Plan	51
Rationale for Share Increase	52
Summary of the 2018 Stock Plan	53
New Plan Benefits	56
Tax Aspects Under the Code	57
Equity Compensation Plan Information	58
Recommendation of the Board	58
PROPOSAL 7 — ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	59
Recommendation of the Board	59
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	60
OTHER MATTERS	62
STOCKHOLDER PROPOSALS	62
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	62
EXPENSES AND SOLICITATION	62
Exhibit A	A
ANNEX A	A-1
ANNEX B	B-1

iROBOT CORPORATION

PROXY STATEMENT

For the Annual Meeting of Stockholders

To Be Held on May 23, 2018

April 10, 2018

This proxy statement and proxy card are furnished in connection with the solicitation of proxies by the board of directors of iRobot Corporation, a Delaware corporation (the “Company” or “iRobot”), for use at the annual meeting of stockholders to be held on Wednesday, May 23, 2018, at 8:30 a.m., local time, at the Company’s headquarters located at 8 Crosby Drive, Bedford, Massachusetts 01730, and any adjournments or postponements thereof. An annual report to stockholders, containing financial statements for the fiscal year ended December 30, 2017, is being mailed together with this proxy statement to all stockholders entitled to vote at the annual meeting. This proxy statement and the accompanying proxy card are expected to be first mailed to stockholders on or about April 16, 2018.

The purposes of the annual meeting are to elect two (2) Class I directors, each for a three-year term, to ratify the appointment of the Company’s independent registered public accountants, to approve amendments to our amended and restated certificate of incorporation to eliminate supermajority voting requirements, to approve amendments to our amended and restated certificate of incorporation to declassify the board of directors, and to approve amendments to our amended and restated certificate of incorporation to eliminate the prohibition on stockholders’ ability to call a special meeting (such amendments, together, the “Certificate Amendments”), to approve the iRobot Corporation 2018 Stock Option and Incentive Plan (the “2018 Stock Plan”), and to hold an advisory vote on the compensation of our named executive officers. Only stockholders of record at the close of business on April 4, 2018 will be entitled to receive notice of and to vote at the annual meeting. As of March 31, 2018, 28,103,120 shares of common stock, $.01 par value per share, of the Company were issued and outstanding. The holders of common stock are entitled to one vote per share on any proposal presented at the annual meeting.

Stockholders may vote in person or by proxy. If you attend the annual meeting, you may vote in person even if you have previously returned your proxy card. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing a written notice of revocation bearing a later date than the proxy with the Secretary of the Company, (ii) duly completing a later-dated proxy relating to the same shares, or (iii) attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to iRobot Corporation, 8 Crosby Drive, Bedford, Massachusetts 01730, Attention: Secretary, before the taking of the vote at the annual meeting.

The representation in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote at the annual meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the annual meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Broker “non-votes” are not considered voted for the particular matter. If you hold your shares in “street-name” through a broker or other nominee, if the nominee does not have discretionary voting power and absent voting instructions from you, your shares will not be counted as voting and will have no effect on Proposals 6 and 7, and will have the same effect as if you voted against Proposals 3, 4 and 5. On the other hand, Proposal 2 to ratify the appointment of our independent

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

1

registered public accountants is a “routine” matter for which your broker does not need your voting instruction in order to vote your shares.

For Proposal 1, our by-laws require that each director be elected by the affirmative vote of holders of a majority of the votes cast by holders of shares present, in person or represented by proxy, and entitled to vote on the matter. Abstentions and broker non-votes will not be counted as voting with respect to the election of the directors and, therefore, will not have an effect on the election of the Class I directors.

For Proposal 2, the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the current fiscal year, Proposal 6, approval of the 2018 Stock Plan, and Proposal 7, the advisory vote on the compensation of our named executive officers, an affirmative vote of holders of a majority of the votes cast by holders of shares present, in person or represented by proxy, and entitled to vote on each such matter is required for approval. Abstentions and broker non-votes are not considered votes cast for Proposals 2, 6, and 7 and, therefore, will not have any effect on the outcome of such Proposals.

For Proposals 3, 4 and 5, votes on the Certificate Amendments, an affirmative vote of not less than 75% of the outstanding shares entitled to vote as of the record date is required for approval of each such Proposal. Abstentions and broker non-votes will have the same effect as if you voted against Proposals 3, 4 and 5.

All properly executed proxies returned in time to be counted at the annual meeting will be voted by the named proxies at the annual meeting. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications. If you return a validly executed proxy card without indicating how your shares should be voted on a matter, your proxies will be voted FOR election of the director nominees, FOR ratification of the appointment of our independent registered public accountants, FOR each of the Certificate Amendments, FOR approval of the 2018 Stock Plan and FOR the approval, on an advisory basis, of the compensation of our named executive officers.

Aside from the election of directors, the ratification of the appointment of the independent registered public accountants, the approval of the Certificate Amendments, the approval of the 2018 Stock Plan and the advisory vote on the compensation of our named executive officers, the board of directors knows of no other matters to be presented at the annual meeting. If any other matter should be presented at the annual meeting upon which a vote properly may be taken, shares represented by all proxy cards received by the board of directors will be voted with respect thereto at the discretion of the persons named as proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 23, 2018. THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT www.edocumentview.com/IRBT.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

2

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

Our board of directors currently consists of eight members. Our amended and restated certificate of incorporation currently divides the board of directors into three classes. One class is elected each year for a term of three years. The board of directors, upon the recommendation of the nominating and corporate governance committee, has nominated Colin M. Angle and Deborah G. Ellinger, and recommended that each be elected to the board of directors as a Class I director, each to hold office until the annual meeting of stockholders to be held in the year 2021 or until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal. Mr. Angle, Dr. Chwang and Ms. Ellinger are currently Class I directors whose terms are set to expire at this annual meeting. Dr. Chwang is retiring from the board following the expiration of his term at the 2018 annual meeting. Each of Mr. Angle and Ms. Ellinger has consented to being named in this proxy statement and has agreed to serve if elected. The board of directors is also composed of (i) two Class II directors (Mohamad Ali and Michael Bell) whose terms are currently set to expire upon the election and qualification of directors at the annual meeting of stockholders to be held in 2019, and (ii) three Class III directors (Andrew Miller, Elisha Finney and Michelle V. Stacy) whose terms are currently set to expire upon the election and qualification of directors at the annual meeting of stockholders to be held in 2020. If Proposal 4 is approved by the stockholders, each of Mr. Angle and Ms. Ellinger, along with all other directors, will stand for election at the 2019 annual meeting.

The board of directors knows of no reason why any of the nominees named in this proxy statement would be unable or for good cause will not serve, but if any nominee should for any reason be unable to serve or for good cause will not serve, the board of directors reserves the right to nominate substitute nominees for election prior to the annual meeting, in which case the Company will file an amendment to this proxy statement disclosing the identity of such substitute nominees and related information and the proxies will be voted for such substitute nominees. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

3

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” ELECTION OF THE NOMINEES LISTED BELOW.

The following table sets forth our nominees to be elected at the annual meeting and continuing directors, the positions with us currently held by each nominee and director, the year each nominee’s or director’s current term is currently set to expire and each nominee’s and director’s current class:

Nominee’s or Director’s Name	Position(s) with the Company	Year Current Term Will Expire	Current Class of Director

Nominees for Class I Directors:

Colin M. Angle	Chairman of the Board, Chief Executive Officer and Director	2018	I

Deborah G. Ellinger	Lead Independent Director	2018	I

Continuing Directors:

Mohamad Ali	Director	2019	II

Michael Bell	Director	2019	II

Andrew Miller	Director	2020	III

Elisha Finney	Director	2020	III

Michelle V. Stacy	Director	2020	III

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

4

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the director nominees to be elected at the annual meeting, the directors and the executive officers of the Company, their ages immediately prior to the annual meeting, and the positions currently held by each such person with the Company:

Name	Age	Position
Colin M. Angle(4)	50	Chairman of the Board, Chief Executive Officer and Director
Deborah G. Ellinger(3)	59	Lead Independent Director
Mohamad Ali(1)(4)	47	Director
Michael Bell(1)(2)	51	Director
Ronald Chwang, Ph.D.(3)(4)(5)	51	Director
Andrew Miller(2)(3)	57	Director
Elisha Finney(1)(2)	56	Director
Michelle V. Stacy(1)(4)	63	Director
Alison Dean	53	Executive Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer
Christian Cerda	48	Chief Operating Officer
Russell J. Campanello	62	Executive Vice President, Human Resources and Corporate Communications
Glen D. Weinstein	47	Executive Vice President, Chief Legal Officer

(1) Member of compensation and talent committee (2) Member of audit committee

(3)   Member of nominating and corporate governance committee

(4)   Member of strategy and finance committee

(5)   Dr. Chwang will be retiring from the board of directors and all committees thereof and is therefore not standing for re-election at this annual meeting

Colin M. Angle, a co-founder of iRobot, has served as chairman of the board since October 2008, as chief executive officer since June 1997, and prior to that, as our president since November 1992. He has served as a director since October 1992. As a co-founder and chief executive officer, Mr. Angle provides a critical contribution to the board of directors with his detailed knowledge of the Company, our employees, our client base, our prospects, the strategic marketplace and our competitors. Mr. Angle previously worked at the National Aeronautical and Space Administration’s Jet Propulsion Laboratory where he participated in the design of the behavior controlled rovers that led to Sojourner exploring Mars in 1997. He holds a B.S. in Electrical Engineering and an M.S. in Computer Science, both from MIT.

Deborah G. Ellinger has served as a director since November 2011. She brings extensive experience in international retail and consumer products from her experience as a former president and chief executive officer of several consumer goods and retail companies. She was the president and CEO of Ideal Image, a chain of 130 medical spas providing non-surgical cosmetic procedures across the US and Canada, from 2016 until her retirement in March 2018; chairman and chief executive officer of The Princeton Review, a company which assists students globally in test preparation and tutoring, from 2012 to 2014; president of Restoration Hardware, a luxury home furnishings retailer, from 2008 to 2009; and chief executive officer of Wellness Pet Food, a natural pet-food company, from 2004 to 2008. Ms. Ellinger led each of those companies while they were owned by two private equity firms, and three of the four transitioned to new ownership, yielding three to seven times return on capital to investors. Previously, she served as an executive vice president at CVS Pharmacy, a senior vice president at Staples and a partner at The Boston Consulting Group, and began her career with Mellon Financial Corporation. Ms. Ellinger also serves on the board of The Commonwealth Institute, a nonprofit, and is a former

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

5

director of board of Interpublic Group, The Princeton Review, Sealy Corporation, National Life Group, and several private companies. Her assignments have taken her all over the world. She has lived and worked in Europe, Asia and America. Ms. Ellinger is qualified as a Barrister-at-Law in London, as a member of the Inner Temple. She holds an M.A. and B.A. in Law and Mathematics from the University of Cambridge, England.

Mohamad Ali has served as a director since August 2015 and brings extensive experience with capital allocation in technology companies, as well as strategic software development, including cloud infrastructure and data analytics. He has served as the president, chief executive officer and director of Carbonite, Inc. from 2014 to present. Mr. Ali has successfully led Carbonite’s continued growth, serving the ever-evolving technology needs of small and mid-size businesses and consumers. Boston-based Carbonite provides cloud and hybrid backup and recovery solutions for home and business. Previously, Mr. Ali served as chief strategy officer at Hewlett-Packard, a manufacturer of computers and enterprise products, from 2012 to 2014 and president of Avaya Global Services, an enterprise communications company. He also served in senior leadership roles at IBM Corporation, a multinational technology and consulting company, where he acquired numerous companies to build IBM’s analytics and big data business. In addition to serving on the board of directors of Carbonite, Mr. Ali is also a director of Oxfam America and Massachusetts Technology Leadership Council and previously served on the Board of Directors of City National Corporation and City National Bank. He was named to Boston Business Journal’s 2008 “40 Under 40” list, and recognized by Massachusetts High Tech magazine as a 2011 All-Star. Mr. Ali holds a B.S. and an M.S. in Electrical Engineering, both from Stanford University.

Michael Bell has served as a director since March 2016 and brings significant expertise in the Internet of Things from his work at Silver Spring Networks, Inc., Intel Corporation, Apple, Inc., and Palm, Inc. He was the chief executive officer and president of Silver Spring Networks, a leading networking platform and solutions provider for smart energy networks, from September 2015 until his retirement in January 2018. Previously, from 2010 to 2015 he held various roles at Intel Corporation, a multinational technology corporation specializing in the production of semiconductor chips, including Corporate Vice President New Devices Group, Corporate VP Mobile and Communications Group and Corporate Vice President Ultra Mobility Group. He was head of Product Development at Palm, Inc. from 2007 to 2010. He worked at Apple, Inc. from 1991 to 2007 and played significant roles in development of Apple iPhone and Apple TV products, serving as Vice President, CPU Software from 2002 to 2007. He holds a B.S. in Mechanical Engineering from the University of Pennsylvania.

Ronald Chwang, Ph.D. has served as a director since November 1998 and brings extensive experience in technology, manufacturing, supply chain, business development and Asian operations. Since January 2005, he has been the chairman and president of iD Ventures America, LLC (formerly known as Acer Technology Ventures, LLC) part of the iD SoftCapital Group, a venture investment and management consulting service group. He was the chief executive officer of Acer America from 1992 until 1997, growing it to over $1 Billion in revenues, and then became chairman and president of Acer Technology Ventures until 2004, managing high-tech venture investment activities in North America. Previously, he was president of two Acer business groups in Taiwan, from 1986 to 1991. Dr. Chwang holds a B.Eng. (with honors) in Electrical Engineering from McGill University and a Ph.D. in Electrical Engineering from the University of Southern California. Dr. Chwang will retire from the board following the expiration of his term at the 2018 annual meeting after nearly twenty years of service on our board.

Andrew Miller has served as a director since September 2016 and brings critical financial leadership as well as software, cloud infrastructure and Internet of Things (IoT) experience to iRobot as the company continues to grow its consumer business globally and focus on the connected home. Mr. Miller has served as executive vice president and chief financial officer of PTC, a provider of software technology platforms and solutions, since early 2015. At PTC, he is responsible for global finance, tax and treasury, investor relations, information technology, pricing, corporate real estate, and customer administration. From 2008 to 2015, Mr. Miller served as chief financial officer of Cepheid, a high-growth molecular diagnostics company. While at Cepheid, he built

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

6

world- class finance and information technology teams and a nationally recognized investor relations program. Mr. Miller has also served in financial leadership roles at Autodesk, MarketFirst Software, Cadence Design Systems, and Silicon Graphics. He is a former director of United Online. Mr. Miller holds a B.S. in Commerce with an emphasis in Accounting from Santa Clara University and was a CPA.

Elisha Finney has served as a director since January 2017. Ms. Finney brings more than 25 years of financial and technology-related expertise to iRobot as the company focuses on expanding internationally, scaling its connected product line and maximizing value for its shareholders. Until her retirement in May 2017, Ms. Finney served as executive vice president and CFO of Varian Medical Systems, a leading developer of radiation oncology treatments and software, where she served in various management roles since 1999. Her management responsibilities at Varian Medical Systems included corporate accounting; corporate communications and investor relations; internal financial and compliance audit; risk management; tax and treasury, and information technology. She also serves on the board of directors at Cutera, ICU Medical, Mettler-Toledo, and NanoString. She previously served as a board member at Altera Corporation, Thoratec and Laserscope. She holds a B.A. in Risk Management and Insurance from the University of Georgia and an M.B.A. in Finance from Golden Gate University where she received the 1992 “Outstanding Graduate of the Masters Programs in Finance” Award. Ms. Finney was the 2015 UGA Terry College of Business Distinguished Alumni of the Year and the recipient of Silicon Valley Business Journal’s 2013 “Women of Influence” Award.

Michelle V. Stacy has served as a director since August 2014. As the former president of Keurig, Inc. and former vice president and general manager with Gillette/Procter & Gamble Co., Ms. Stacy brings to the board of directors a wealth of experience leading consumer businesses and building global brands. During her five-year tenure at Keurig Inc., a division of Keurig Green Mountain, Inc., from 2008 to 2013, the company’s revenue grew from $493 million in 2008 to $4.3 billion for 2013. Ms. Stacy is a director of Coravin, Inc., Flex Pharma, Inc., a former director of Young Innovations Inc., Tervis Inc, and the French Cultural Center, a nonprofit. She is a professional speaker on leadership, innovation and growth. She holds a B.S. from Dartmouth College and an M.S. in Management from J.L. Kellogg Graduate School of Management — Northwestern University, and is bilingual in French and English.

Executive Officers

Alison Dean has served as our executive vice president, chief financial officer, treasurer and principal accounting officer since April 2013. Ms. Dean previously served as our senior vice president, corporate finance from February 2010 until March 2013. From March 2007 until February 2010, Ms. Dean served as our vice president, financial controls & analysis. From August 2005 until March 2007, Ms. Dean served as our vice president, financial planning & analysis. From 1995 to August 2005, Ms. Dean served in a number of positions at 3Com Corporation, including vice president and corporate controller from 2004 to 2005 and vice president of finance — worldwide sales from 2003 to 2004. Ms. Dean holds a B.A. in Business Economics from Brown University and an M.B.A. from Boston University.

Christian Cerda has served as our chief operating officer since May 2016. Mr. Cerda previously served as executive vice president of our Home Robot Business Unit from February 2015 until May 2016, and its senior vice president and general manager since May 2013. He has direct responsibility over global sales, marketing and product management and leads Global Commercial and Supply Chain Operations, overseeing manufacturing and supply chain. Prior to iRobot, he was general manager and vice president of Sales and Marketing from April 2010 to March 2013 at Whirlpool Corporation, a multinational manufacturer of home appliances, where he was responsible for sales, marketing, brand communications, product development and operations. Previously, he served in senior positions at The Boston Consulting Group and Procter & Gamble Co. Mr. Cerda holds a B.S. in Computer Engineering from Universidad Simon Bolivar and an M.S. in Business Administration with distinction from the Northwestern University Kellogg Graduate School of Management.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

7

Russell J. Campanello has served as our executive vice president, human resources and corporate communications since February 2014. Mr. Campanello previously served as our senior vice president, human resources and corporate communications from July 2013 until February 2014. From November 2010 until July 2013, Mr. Campanello served as our senior vice president, human resources. Prior to joining iRobot, Mr. Campanello served as senior vice president, human resources and administration at Phase Forward, Inc. from April 2008 until September 2010. Mr. Campanello previously served as senior vice president of human resources and marketing at Keane, Inc., a business process and information technology consulting firm, from September 2003 to October 2007. Prior to Keane, Mr. Campanello served as chief people officer at NerveWire, Inc. from August 2000 to February 2003. Prior to NerveWire, he served as senior vice president, human resources at Genzyme Corp. from November 1997 to July 2000. Earlier in his career, Mr. Campanello spent nine years as vice president of human resources at Lotus Development Corporation. He holds a B.S. in Business Administration from the University of Massachusetts.

Glen D. Weinstein has served as our executive vice president and chief legal officer since August 2012. Mr. Weinstein previously served as our general counsel from July 2000 to August 2012 and as senior vice president from January 2005 to August 2012. Since March 2004, he has also served as our secretary. Prior to joining iRobot, Mr. Weinstein was with Covington & Burling LLP, a law firm in Washington, D.C. Mr. Weinstein holds a B.S. in Mechanical Engineering from MIT and a J.D. from the University of Virginia School of Law.

Our executive officers are elected by the board of directors on an annual basis and serve until their successors have been duly elected and qualified or until their earlier death, resignation or removal.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

8

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Leadership Structure

Mr. Angle serves as our chief executive officer and chairman of the board. The board of directors believes that having our chief executive officer as chairman of the board facilitates the board of directors’ decision-making process because Mr. Angle has first-hand knowledge of our operations and the major issues facing us. This also enables Mr. Angle to act as the key link between the board of directors and other members of management. To assure effective independent oversight, our by-laws provide that the independent members of our board of directors will designate a lead independent director if the chairman of the board is not an independent director, as discussed further in “Executive Sessions of Independent Directors” below.

Independence of Members of the Board of Directors

The board of directors has determined that Dr. Chwang, Mses. Ellinger, Finney and Stacy, and Messrs. Ali, Bell, and Miller are independent within the meaning of the director independence standards of The Nasdaq Stock Market (“NASDAQ”) and the SEC. Furthermore, the board of directors has determined that each member of each of the committees of the board of directors is independent within the meaning of the director independence standards of NASDAQ and the SEC, save Mr. Angle who serves on the strategy and finance committee and is our chief executive officer.

Executive Sessions of Independent Directors

Executive sessions of the independent directors are held during each regularly scheduled in-person meeting of the board of directors. Executive sessions do not include any of our non-independent directors and are chaired by a lead independent director who is appointed annually by the board of directors from our independent directors. Ms. Ellinger currently serves as the lead independent director. In this role, Ms. Ellinger serves as chairperson of the independent director sessions. The independent directors of the board of directors met in executive session four (4) times in 2017.

Role of Lead Independent Director

The lead independent director works to ensure that “all voices are heard” within the boardroom and proactively spends considerable time with the chief executive officer, and other executive officers, to understand the Company’s vision and strategy and works to focus the board of directors on areas aligned with the Company’s vision and strategy. In addition to acting as the chairperson of the independent director sessions, the lead independent director assists the board in assuring effective corporate governance. The lead independent director’s specific duties include:

•	providing the chairman of the board with input as to preparation of agendas for meetings;
•	advising the chairman of the board as to the quality, quantity and timeliness of the flow of information from the Company’s management that is necessary for the independent directors to effectively and responsibly perform their duties;
•	coordinating and developing the agenda for the executive sessions of the independent directors;
•	acting as principal liaison between the independent directors and the chairman of the board on critical issues;
•	acting as a spokesperson for the independent directors able to talk with major investors and stockholders on topics of overall governance;
•	evaluating, along with the members of the compensation and talent committee, the chief executive officer’s performance and meeting with the chief executive officer to discuss such evaluation; and
•	acting as chairperson of the board in the absence of the chairman of the board or a vacancy in the position of chairman of the board.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

9

The Board of Directors’ Role in Risk Oversight

The board of directors oversees our risk management process. This oversight is primarily accomplished through the board of directors’ committees and management’s reporting processes, including receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic and reputational risks. The audit committee focuses on risk related to accounting, internal controls, and financial and tax reporting. The audit committee also assesses economic and business risks and monitors compliance with ethical standards. The compensation and talent committee identifies and oversees risks associated with our executive compensation policies and practices, and the nominating and corporate governance committee identifies and oversees risks associated with director independence, related party transactions and the implementation of corporate governance policies. The strategy and finance committee oversees currency risk management policies and risks related to other treasury and tax policies.

Policies Governing Director Nominations

Director Qualifications

The nominating and corporate governance committee of the board of directors is responsible for reviewing with the board of directors from time to time the appropriate qualities, skills and characteristics desired of members of the board of directors in the context of the needs of the business and current make-up of the board of directors. This assessment includes consideration of the following minimum qualifications that the nominating and corporate governance committee believes must be met by all directors:

•	nominees must have experience at a strategic or policy making level in a business, government, non-profit or academic organization of high standing;
•	nominees must be highly accomplished in their respective fields, with superior credentials and recognition;
•	nominees must be well regarded in the community and shall have a long-term reputation for the highest ethical and moral standards;
•	nominees must have sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards on which the nominee may serve;
•	nominees must be free of conflicts of interest and potential conflicts of interest, in particular with relationships with other boards; and
•	nominees must, to the extent such nominee serves or has previously served on other boards, demonstrate a history of actively contributing at board meetings.

We do not have a formal board diversity policy. However, pursuant to the Policy Governing Director Qualifications and Nominations, as part of its evaluation of potential director candidates and in addition to other standards the nominating and corporate governance committee may deem appropriate from time to time for the overall structure and composition of the board of directors, the nominating and corporate governance committee may consider whether each candidate, if elected, assists in achieving a mix of board members that represent a diversity of background and experience. Accordingly, the board of directors seeks members from diverse professional backgrounds who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer us and our stockholders diversity of opinion and insight in the areas most important to us and our corporate mission. In addition, nominees for director are selected to have complementary, rather than overlapping, skill sets. All candidates for director nominee must have time available to devote to the activities of the board of directors. The nominating and corporate governance committee also considers the independence of candidates for director nominee, including the appearance of any conflict in serving as a director. Candidates for director nominee who do not meet all of these criteria may still be considered for nomination to the board of directors, if the nominating and corporate governance committee believes that the candidate will make an exceptional contribution to us and our stockholders.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

10

Process for Identifying and Evaluating Director Nominees

The board of directors delegates the initial selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominee in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be helpful in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval as director nominees for election to the board of directors. The nominating and corporate governance committee also recommends candidates to the board of directors for appointment to the committees of the board of directors. Once appropriate candidates have been identified, the entire board of directors votes on the candidates, as the selection of board nominees is a responsibility of the entire board of directors.

Procedures for Recommendation of Director Nominees by Stockholders

The nominating and corporate governance committee will consider director nominee candidates who are recommended by our stockholders. Stockholders, in submitting recommendations to the nominating and corporate governance committee for director nominee candidates, shall follow the following procedures:

The nominating and corporate governance committee must receive any such recommendation for nomination not earlier than the close of business on the 120th day prior to the first anniversary of the date of the proxy statement delivered to stockholders in connection with the preceding year’s annual meeting.

All recommendations for nomination must be in writing and include the following:

•	Name and address of the stockholder making the recommendation;
•	A representation that the stockholder is a record holder of the Company’s securities, or if the stockholder is not a record holder, evidence of ownership;
•	Name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the individual recommended for consideration as a director nominee;
•	A description of the qualifications and background of the proposed director nominee which addresses the minimum qualifications, actual or potential conflicts of interest, and other criteria for board membership approved by the board of directors from time to time and set forth in the Company’s Policy Governing Director Qualifications and Nominations;
•	A description of all arrangements or understandings between the stockholder and the proposed director nominee;
•	The consent of the proposed director nominee (i) to be named in the proxy statement for the annual meeting and (ii) to serve as a director if elected at such annual meeting; and

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

11

•	Any other information regarding the proposed director nominee that is required to be included in the proxy statement.

Nominations must be sent to the attention of our secretary by U.S. mail (including courier or expedited delivery service) to:

iRobot Corporation

8 Crosby Drive

Bedford, Massachusetts 01730

Attn: Secretary of iRobot Corporation

Our Secretary will promptly forward any such nominations to the nominating and corporate governance committee.

In addition, our by-laws permit eligible stockholders, or groups of stockholders, owning continuously for at least three years shares of the Company’s stock representing an aggregate of at least 3% of the Company’s outstanding shares, to nominate and include in the Company’s proxy materials director nominees constituting up to two or 25%, whichever is greater, of the board of directors, provided that the stockholders and nominees satisfy the requirements in our by-laws. Written notice of stockholder nominees to the board of directors must be received not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the proceeding year’s annual meeting. For details on the Company’s proxy access procedures, please refer to our by-laws.

Policy Governing Security Holder Communications with the Board of Directors

The board of directors provides to every security holder the ability to communicate with the board of directors as a whole and with individual directors on the board of directors through an established process for security holder communications as follows:

For communications directed to the board of directors as a whole, security holders may send such communications to the attention of the chairman of the board of directors by U.S. mail (including courier or expedited delivery service) to:

iRobot Corporation

8 Crosby Drive

Bedford, Massachusetts 01730

Attn: Chairman of the Board, c/o Secretary

For security holder communications directed to an individual director in his or her capacity as a member of the board of directors, security holders may send such communications to the attention of the individual director by U.S. mail (including courier or expedited delivery service) to:

iRobot Corporation

8 Crosby Drive

Bedford, Massachusetts 01730

Attn: [Name of the director], c/o Secretary

We will forward any such security holder communication to the chairman of the board, as a representative of the board of directors, or to the director to whom the communication is addressed. We will forward such communications by certified U.S. mail to an address specified by each director and the chairman of the board for such purposes or by secure electronic transmission.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

12

Policy Governing Director Attendance at Annual Meetings of Stockholders

Our policy is to schedule a regular meeting of the board of directors on the same date as our annual meeting of stockholders and, accordingly, directors are encouraged to be present at our stockholder meetings. The ten board members who were directors at the time of the annual meeting of stockholders held in 2017, attended the meeting.

Board of Directors Evaluation Program

The board of directors performs annual self-evaluations of its composition and performance, including evaluations of its standing committees and individual evaluations for each director. In addition, each of the standing committees of the board of directors conducts its own self-evaluation, which is reported to the board of directors. The board of directors retains the authority to engage its own advisors and consultants.

For more corporate governance information, you are invited to access the Corporate Governance section of our website available at http://www.irobot.com.

Code of Business Conduct and Ethics

We have adopted a “code of ethics,” as defined by regulations promulgated under the Securities Act of 1933, as amended, and the Exchange Act, that applies to all of our directors and employees worldwide, including our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. A current copy of the Code of Business Conduct and Ethics is available at the Corporate Governance section of our website at http://www.irobot.com. A copy of the Code of Business Conduct and Ethics may also be obtained, free of charge, from us upon a request directed to: iRobot Corporation, 8 Crosby Drive, Bedford, Massachusetts 01730, Attention: Investor Relations. We intend to disclose any amendment to or waiver of a provision of the Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on its website available at http://www.irobot.com and/or in our public filings with the SEC.

Human Rights Policy

We have adopted a Human Rights Policy. Respect for human rights is an essential value for our company and for the communities in which we operate. We are committed to ensuring that our employees and individuals in the communities affected by our activities are treated with dignity and respect. We believe that following these principles helps our employees and our business thrive as we develop new and exciting technologies for the smart home.

For more corporate governance information, you are invited to access the Corporate Governance section of our website available at http://www.irobot.com.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

13

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors

The board of directors met eleven (11) times during the fiscal year ended December 30, 2017, and took action by unanimous written consent two (2) times. Each of the directors attended at least 75% of the aggregate of the total number of meetings of the board of directors and the total number of meetings of all committees of the board of directors on which they served during fiscal 2017. The board of directors has the following standing committees: audit committee; compensation and talent committee; nominating and corporate governance committee; and strategy and finance committee, each of which operates pursuant to a separate charter that has been approved by the board of directors. A current copy of each charter is available at the Corporate Governance section of our website at http://www.irobot.com. Each committee reviews the appropriateness of its charter at least annually. Each committee retains the authority to engage its own advisors and consultants. The composition and responsibilities of each committee are summarized below.

Audit Committee

The audit committee of the board of directors currently consists of Messrs. Miller and Bell and Ms. Finney, each of whom is an independent director within the meaning of the director independence standards of NASDAQ and the SEC, including Rule 10A-3(b)(1) under the Exchange Act, as amended, or the Exchange Act. In addition, the board of directors has determined that each of Messrs. Miller and Bell and Ms. Finney, are financially literate and that Messrs. Miller and Bell and Ms. Finney each qualifies as an “audit committee financial expert” under the rules of the SEC. Mr. Miller serves as the chairman of the audit committee.

The audit committee met eight (8) times during the fiscal year ended December 30, 2017. The audit committee operates under a written charter adopted by the board of directors, a current copy of which is available at the Corporate Governance section of our website at http://www.irobot.com.

As described more fully in its charter, the audit committee oversees the integrity of our financial statements, our accounting and financial reporting processes, our internal controls over financial reporting, our internal and external audit functions and the safeguarding of our assets. In fulfilling its role, the audit committee responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	pre-approving auditing and permissible non-audit services (including certain tax compliance, planning and advice services), and the terms of such services, to be provided by our independent registered public accounting firm;
•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
•	overseeing the performance of our internal auditors and internal audit functions, including reviewing the annual internal audit risk assessment as well as the scope of, and overall plans for, the annual internal audit program;
•	establishing policies and procedures for the receipt and retention of accounting related complaints and concerns;
•	reviewing and discussing with management risk assessments and risk management, including cyber security;
•	overseeing the development of business continuity plans;

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

14

•	overseeing our compliance with certain legal and regulatory requirements including, but not limited to, the Foreign Corrupt Practices Act;
•	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
•	reviewing certain relationships and related transactions; and
•	such other matters as the committee deems appropriate.

For additional information concerning the audit committee, see the “Report of the Audit Committee of the Board of Directors.”

Compensation and Talent Committee

The compensation and talent committee of the board of directors currently consists of Messrs. Bell and Ali, and Mses. Finney and Stacy, each of whom is an independent director within the meaning of the director independence standards of NASDAQ, a non-employee director as defined in Rule 16b-3 of the Exchange Act, and an outside director pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Mr. Bell serves as the chairman of the compensation and talent committee. The compensation and talent committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to compensation of our chief executive officer and other executive officers;
•	evaluating the performance of our chief executive officer in light of such corporate goals and objectives and determining the compensation of our chief executive officer and other executive officers;
•	overseeing and administering our compensation, welfare, benefit and pension plans and similar plans;
•	reviewing and making recommendations to the board of directors with respect to director compensation;
•	reviewing and making recommendations to the board of directors with respect to succession planning for senior management;
•	retaining and approving the compensation of any compensation advisers; and
•	evaluating the independence of any such compensation advisers.

The compensation and talent committee met five (5) times and took action by unanimous written consent four (4) times during the fiscal year ended December 30, 2017. The compensation and talent committee operates under a written charter adopted by the board of directors, a current copy of which is available at the Corporate Governance section of our website at http://www.irobot.com.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee of the board of directors currently consists of Ms. Ellinger, Mr. Miller, and Dr. Chwang, each of whom is an independent director within the meaning of the director independence standards of NASDAQ and applicable rules of the SEC. Ms. Ellinger serves as the chairman of the nominating and corporate governance committee. The nominating and corporate governance committee’s responsibilities include:

•	developing and recommending to the board criteria for board and committee membership;
•	establishing procedures for identifying and evaluating director candidates including nominees recommended by stockholders;
•	identifying individuals qualified to become board members;
•	recommending to the board the persons to be nominated for election as directors and to each of the board’s committees;

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

15

•	developing and recommending to the board a code of business conduct and ethics and a set of corporate governance guidelines; and
•	overseeing the evaluation of the board and management.

The nominating and corporate governance committee met six (6) times during the fiscal year ended December 30, 2017. The nominating and corporate governance committee operates under a written charter adopted by the board of directors, a current copy of which is available at the Corporate Governance section of our website at http://www.irobot.com.

Strategy and Finance Committee

Messrs. Ali and Angle, Dr. Chwang and Ms. Stacy currently serve as members of our strategy and finance committee. Mr. Ali serves as the chairman of the strategy and finance committee. The responsibilities of the strategy and finance committee include:

•	reviewing periodically with management the Company’s strategic objectives and their translation into stockholder value creation;
•	reviewing with management on a regular basis contemplated transactional opportunities that support the Company’s strategic business objectives;
•	reviewing with and, when appropriate, making recommendations to the board of directors regarding the Company’s capital allocation objectives, strategies and plans;
•	reviewing the Company’s capital allocation process annually and significant capital programs periodically;
•	reviewing and making recommendations to the board of directors regarding the Company’s authorization to repurchase its common stock; approving any actions taken under each such plan, and monitoring actual repurchases under the repurchase authorization;
•	reviewing and discussing with management the Company’s annual and long-term business and financial plans, including the financial impacts of these plans; and as part of its review of the Company’s annual and long-term business and financial plans, reporting to the board of directors concerning its review of such plans and the financial and business assumptions underlying the Company’s financial projections and budgets; and
•	reviewing the Company’s annual operating plan, and reviewing with management the significant projects, research and development programs or other investments.

The strategy and finance committee met four (4) times during the fiscal year ended December 30, 2017. The strategy and finance committee operates under a written charter adopted by the board of directors, a current copy of which is available at the Corporate Governance section of our website at http://www.irobot.com.

Compensation and Talent Committee Interlocks and Insider Participation

During 2017, Mses. Finney and Stacy, and Messrs. Ali and Bell served as members of the compensation and talent committee. No member of the compensation and talent committee was an employee or former employee of us or any of our subsidiaries, or had any relationship with us requiring disclosure herein.

During the last year, no executive officer of the Company served as: (i) a member of the compensation and talent committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our compensation and talent committee; (ii) a director of another entity, one of whose executive officers served on our compensation and talent committee; or (iii) a member of the compensation and talent committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

16

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

No portion of this audit committee report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

This report is submitted by the audit committee of the board of directors. The audit committee currently consists of Andrew Miller, Michael Bell and Elisha Finney. None of the members of the audit committee is an officer or employee of the Company, and the board of directors has determined that each member of the audit committee meets the independence requirements promulgated by NASDAQ and the SEC, including Rule 10A-3(b)(1) under the Exchange Act. Each of Messrs. Miller and Bell and Ms. Finney is an “audit committee financial expert” as is currently defined under SEC rules. The audit committee operates under a written charter adopted by the board of directors.

The audit committee oversees the Company’s accounting and financial reporting processes on behalf of the board of directors. The meetings of the audit committee are designed to facilitate and encourage communication among the audit committee, Company management, the independent registered public accounting firm and the Company’s internal audit function. The Company’s management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the audit committee has reviewed and discussed with management the Company’s consolidated financial statements for the fiscal quarters and full year ended December 30, 2017, including a discussion of, among other things, the quarterly and annual earnings press releases, the quality of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosures in the Company’s financial statements.

The audit committee ensures that the Company establishes and appropriately resources a professional internal auditing function and that there are no unjustified restrictions or limitations imposed on that function. In addition to reviewing and approving the annual internal audit plan and overseeing other internal audit activities, the audit committee regularly reviews and discusses the results of internal audit reports.

The audit committee also reviewed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, the results of their audit and discussed matters required to be discussed by the Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, other standards of the Public Company Accounting Oversight Board, rules of the SEC and other applicable regulations. The audit committee has reviewed permitted services under rules of the SEC as currently in effect and discussed with PricewaterhouseCoopers LLP their independence from management and the Company, including the matters in the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has considered and discussed the compatibility of non-audit services provided by PricewaterhouseCoopers LLP with that firm’s independence. For each engagement, Company management provided the audit committee with information about the services and fees, sufficiently detailed to allow the audit committee to make an informed judgment about the nature and scope of the services and the potential for the services to impair the independence of the independent registered public accounting firm. After the end of each fiscal year, Company management provides the audit committee with a summary of actual fees incurred with the independent registered public accounting firm.

The audit committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations; their evaluations of the Company’s internal

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

17

control, including internal control over financial reporting; and the overall quality of the Company’s financial reporting. Additionally, the audit committee meets in separate executive sessions with the Company’s chief financial officer and the head of internal audit.

In accordance with SEC rules and PricewaterhouseCoopers LLP policies, lead and concurring audit partners are subject to rotation requirements that limit the number of consecutive years an individual partner may provide services to our Company to a maximum of five years. The selection of the lead audit partner pursuant to this rotation policy involves a meeting between the candidate for the role and the chair of the audit committee, as well as with the full audit committee and members of management.

The audit committee has also evaluated the performance of PricewaterhouseCoopers LLP, including, among other things, the length of time the firm has been engaged; its familiarity with our operations and businesses, accounting policies and practices, and our internal controls over financial reporting; and the appropriateness of fees paid to PricewaterhouseCoopers LLP for audit and non-audit services in 2017, on an absolute basis and as compared to the scope of prior year audits. Information about PricewaterhouseCoopers LLP’s fees for 2017 is discussed below in this proxy statement under “Proposal 2 - Ratification of Appointment of Independent Registered Public Accountants.” Based on its evaluation, the audit committee has retained PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the 2018 fiscal year.

Based on its review of the financial statements and the aforementioned discussions, the audit committee concluded that it would be reasonable to recommend, and on that basis, did recommend, to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 30, 2017, which was filed with the SEC on February 16, 2018.

Respectfully submitted by the Audit Committee,

Andrew Miller (chairman)
Michael Bell Elisha Finney

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

18

REPORT OF THE COMPENSATION AND TALENT COMMITTEE OF THE BOARD OF DIRECTORS

No portion of this compensation and talent committee report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

The compensation and talent committee of the board of directors, which is comprised solely of independent directors within the meaning of applicable rules of The NASDAQ Stock Market, Inc., outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and non-employee directors within the meaning of Rule 16b-3 under the Exchange Act, is responsible for developing executive compensation policies and advising the board of directors with respect to such policies and administering the Company’s cash incentive and equity incentive plans. The compensation and talent committee sets performance goals and objectives for the chief executive officer and the other executive officers, evaluates their performance with respect to those goals and sets their compensation based upon the evaluation of their performance. In evaluating executive officer pay, the compensation and talent committee retains the services of a compensation consultant and considers recommendations from the chief executive officer with respect to goals and compensation of the other executive officers. The compensation and talent committee assesses the information it receives in accordance with its business judgment. The compensation and talent committee also periodically reviews director compensation. All decisions with respect to executive and director compensation are approved by the compensation and talent committee. All decisions regarding chief executive officer and director compensation are reviewed and ratified by the full board. Messrs. Bell and Ali, and Mses. Finney and Stacy, and are the current members of the compensation and talent committee.

The compensation and talent committee has reviewed and discussed the Compensation Discussion and Analysis (the “CD&A”) for the year ended December 30, 2017 with management. In reliance on the reviews and discussions referred to above, the compensation and talent committee recommended to the board of directors, and the board of directors has approved, that the CD&A be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 30, 2017, which was filed with the SEC on February 16, 2018.

Respectfully submitted by the Compensation and Talent Committee,

Michael Bell (chairman)
Mohamad Ali
Elisha Finney
Michelle Stacy

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

19

COMPENSATION AND OTHER INFORMATION

CONCERNING EXECUTIVE OFFICERS AND DIRECTORS

Compensation Discussion and Analysis

Overview

Our compensation philosophy is based on a desire to balance retention of executive talent with pay for performance incentive compensation which is designed to reward our named executive officers for our financial and operating performance. We believe the compensation of our named executive officers should align our executives’ interests with those of our stockholders and focus executive behavior on the achievement of both near-term corporate targets as well as long-term business objectives and strategies. It is the responsibility of the compensation and talent committee of our board of directors to administer our compensation practices to ensure they are competitive and include incentives designed to appropriately drive our performance through specific financial and strategic objectives. Our compensation and talent committee annually reviews and approves elements of executive compensation, including chief executive officers and executive officer base salaries, cash incentives and equity awards.

Our performance as a company in 2017 was very strong. In our first full year as a solely consumer-focused business, we delivered full year revenue of $883.9 million, which represented an increase of 34% from full year revenue in 2016, and earnings per share of $1.77 in 2017 compared with $1.48 for full year 2016.

Our compensation and talent committee, in conjunction with management, evaluates our overall executive compensation program each year. As a result of this ongoing review, we made a number of changes in our long-term incentive plan for 2017, which included increasing the percentage of PSUs and removing the use of stock options. We also adjusted the design of our PSU plan so performance of the entire plan is measured at the end of a three-year performance period, eliminating the interim one-year cumulative goals as well as the catch-up provision, and we added an opportunity to earn above and below target based on actual performance achievement at the end of the three-year performance period. For our 2018 long-term incentive plan, we shifted the payout metric from operating income as a percentage of revenue to three-year cumulative operating income in dollars. We believe our compensation philosophies and objectives, as described below, have aligned executive compensation with Company performance.

Objectives of Our Compensation Program

Our compensation programs for our executive officers are designed to achieve the following objectives:

•	Provide competitive compensation that attracts, motivates and retains the best talent and the highest caliber executives to help us to achieve our strategic objectives;
•	Connect a significant portion of the total potential compensation paid to executives to our annual financial performance;
•	Align management’s interest with the interests of stockholders through long-term equity incentives; and
•	Provide management with performance goals directly linked to our longer-term plan for growth and profit.

We believe the compensation of our named executive officers should reflect their success as a management team, rather than as individuals, in attaining key operating objectives, such as Adjusted EBITDA, operating income as a percentage of revenue and revenue in dollars. We define Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, merger, acquisition and divestiture expenses, net intellectual property litigation expense, restructuring expense and non-cash stock compensation as shown in Exhibit A of this proxy.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

20

We also believe that the compensation of our named executive officers should not be based on the short-term performance of our stock, whether favorable or unfavorable, but rather that the price of our stock will, in the long-term, reflect our operating performance, and ultimately, the management of the Company.

Methodologies for Establishing Executive Compensation

The compensation and talent committee, which is comprised entirely of independent directors, reviews the compensation packages for our named executive officers, including an analysis of all elements of compensation separately and in the aggregate. In determining the appropriate compensation levels for our chief executive officer, the compensation and talent committee meets with only itself and the executive vice president, human resources and corporate communications. With respect to the compensation levels of all other named executive officers, the compensation and talent committee meets with our chief executive officer and, as needed, our executive vice president, human resources and corporate communications. Our chief executive officer annually reviews the performance of each of the other named executive officers with the compensation and talent committee.

The compensation and talent committee has engaged Pearl Meyer & Partners, LLC (“Pearl Meyer”), as an independent compensation consultant to work with them in addition to our human resources department and the chief executive officer to assist them in developing the compensation program and recommendations regarding base salary levels, target incentive awards, performance goals for incentive compensation and equity awards for named executive officers. In conjunction with the annual performance review of each named executive officer the compensation and talent committee carefully considers the recommendations of the chief executive officer with respect to the other executive officers when setting base salary, bonus payments under the prior year’s incentive compensation plan, and target amounts and performance goals for the current year’s incentive compensation plan. In addition, the compensation and talent committee similarly determines the size and structure of equity incentive awards, if any, for each named executive officer.

Moreover, the compensation and talent committee considers the results of the advisory vote on named executive officer compensation, or the “say on pay” vote, that is currently held each year at our annual meeting of stockholders.

At the May 2017 annual meeting of stockholders, the Company held its annual say on pay vote. The results of the say on pay vote held in May 2017 were as follows:

For	18,468,528	96.77%
Against	517,855	2.71%
Abstain	99,368	0.52%

The results of the say on pay vote are advisory and not binding on the Company, the board of directors or the compensation and talent committee. The board of directors and the compensation and talent committee, however, value the opinions of our stockholders and take the results of the say on pay vote into account when making decisions regarding the compensation of our named executive officers. Over the past few years, we have met directly with many of our largest stockholders and listened to their feedback related to our executive compensation programs.

As part of ongoing efforts to be responsive to the concerns of our investors regarding our executive compensation programs and to reward outstanding operational and financial performance, the compensation and talent committee will, in consultation with Pearl Meyer, continue to consider changes to our compensation programs as appropriate in response to input from stockholders and evolving factors such as the business environment and competition for talent. Additionally, the compensation and talent committee will continue to consider the outcome of our say on pay votes, regulatory changes and emerging best practices when making future compensation decisions for our named executive officers.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

21

Our compensation plans are developed, in part, by utilizing publicly available compensation data and subscription compensation survey data for national and regional companies in the technology and consumer technology industries. We believe that the practices of this group of companies provide us with appropriate compensation benchmarks, because these companies have similar business models and tend to compete with us to attract executives and other employees. For benchmarking executive compensation, we typically review the compensation data for companies with revenues, numbers of employees, market capitalizations and levels of research & development investment similar to our profile. Beginning with fiscal year 2017, we have removed defense oriented companies from our compensation survey data as a result of our divestment of our defense and security business unit and aligned with companies in comparable industries that focus on smart-tech and high-tech products and in the consumer technology industry.

Compensation Consultant

As the independent compensation consultant, Pearl Meyer provides the compensation and talent committee with advice on a broad range of executive compensation matters. The scope of its services includes the following:

•	Apprising the compensation and talent committee of compensation-related trends and developments in the marketplace;
•	Informing the compensation and talent committee of regulatory developments relating to executive compensation practices;
•	Assessing the composition of the peer companies used for comparative purposes;
•	Identifying potential changes to the executive compensation program to maintain competitiveness and ensure consistency with business strategies, good governance practices and alignment with stockholder interests; and
•	Reviewing the Compensation Discussion & Analysis section of the Company’s proxy statement.

The compensation and talent committee has assessed the independence of Pearl Meyer pursuant to SEC rules and concluded that no conflict of interest exists that would prevent Pearl Meyer from independently advising the compensation and talent committee. The Company did not engage Pearl Meyer for any other consulting work in fiscal 2017.

Compensation Comparisons

Developing a peer group for compensation comparison purposes is not an easy task for the Company. We do not have any “true” robotic comparator companies that are publicly-traded, stand-alone, U.S.-based and size-appropriate. We believe our mix of technology, smart technology/connected devices, and technology/consumer products peer group firms is appropriate for compensation and performance comparison purposes, but our peer group firms differ substantially from the peer groups used by some proxy advisory firms. These organizations tend to compare us to companies in the consumer durables industry such as home builders, retailers and furniture distributors/manufacturers (i.e., companies with little to no technology attributes to their respective products). These differences in peer group firms used to determine alignment of pay and performance result in substantial differences in Company performance and how compensation is valued and delivered to executives. Technology, smart technology/connected devices and technology/consumer products companies perform and pay differently from home builders, retailers and furniture distributors/manufacturers. Additionally, recruitment efforts at companies focused on technology, smart technology/connected devices and technology/consumer products are largely focused on robotics/technology experts/industry leaders and individuals with engineering backgrounds. The compensation and talent committee takes all of these unique dynamics into account annually when reviewing our peer group firms and compensation practices.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

22

The following selection criteria, developed in conjunction with the compensation and talent committee, which are thoroughly reviewed and adjusted (as needed), were used to develop the comparative peer group used in assessing the competitiveness of our executive compensation program and in helping to develop fiscal 2017 compensation actions:

•	Companies with revenues within a similar range and generally similar market capitalization;
•	Companies within comparable industries that focus on smart-tech and high-tech products (e.g., consumer durables, consumer services, aerospace, capital goods, electronics equipment, information technology, instruments and components, computers and peripherals, networking equipment and computer hardware);
•	Companies with highly-engineered products and complex networked technologies with multiple industry applications;
•	Technology companies whose products contain both hardware and software components, in particular cloud-connected devices, smart monitors, networked devices and consumer wearables; and
•	Companies with moderate to high sales growth and opportunity.
•	Other secondary criteria also considered include:
•	Companies classified as “disruptive innovation;”
•	Companies with products with brand recognition and/or disposable income “luxury” goods; and
•	Companies with low to moderate margins and moderate levels of research and development expense that indicate similar business models and financial strategy.

Our peer group for 2017 consisted of the following 14 companies:

3D Systems Corporation	Nautilus Inc.
FARO Technologies, Inc.	Netgear, Inc.
Fitbit Inc.	Novanta Inc
GoPro, Inc.	Plantronics, Inc.
Harmonic Inc.	Tivo, Inc.
InvenSense, Inc.	Trimble Inc
Logitech International S.A.	Universal Electronics, Inc.

These 14 companies, at the time of the analysis, had median annual revenues of $645 million and a median market capitalization of $1,350 million.

The compensation and talent committee reviews all components of compensation for named executive officers. In accordance with its charter, the compensation and talent committee also, among other responsibilities, administers our incentive compensation plan, and reviews management’s recommendations on company-wide compensation programs and practices. In setting compensation levels for our executive officers in fiscal 2017, the compensation and talent committee considered many factors in addition to the benchmarking described above, including, but not limited to:

•	the scope and strategic impact of the executive officer’s responsibilities;
•	our past business performance, and future expectations;
•	our long-term goals and strategies;
•	the performance and experience of each individual;
•	past compensation levels of each individual and of the named executive officers as a group;
•	relative levels of pay among the executive officers;
•	the amount of each component of compensation in the context of the executive officer’s total compensation and other benefits;

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

23

•	the evaluations and recommendations of the chief executive officer by the board of directors, and evaluations and recommendations of the other named executive officers by the chief executive officer; and
•	the competitiveness of the compensation packages relative to the selected benchmarks as highlighted by the independent compensation consultant’s analysis.

The compensation and talent committee determines compensation for our chief executive officer using the same factors it uses for other executive officers, while placing greater emphasis on performance-based opportunities through long-term equity and short-term cash incentive compensation, which we believe better aligns our chief executive officer’s interests with our success and the interests of our stockholders. In assessing the compensation paid to our chief executive officer, the compensation and talent committee relies on both information from our selected benchmarks and its judgment with respect to the factors described above.

Elements of Compensation

Our executive compensation program in 2017 consisted of three primary elements: base salary, annual cash incentives, and long-term equity awards, in the form of time-based restricted stock units and PSUs. All of our executive officers also are eligible for certain benefits offered to employees generally, including life, health, disability and dental insurance, as well as participation in our 401(k) plan and employee stock purchase plan. We have also entered into executive agreements with our executive officers that provide for certain severance benefits upon termination of employment, including a termination in connection with a change in control of the Company.

Base Salary

In 2017, the compensation and talent committee believes our executive officers, including our chief executive officer, were paid salaries in line with their qualifications, experience and responsibilities. Salaries are structured so they are within the range of salaries paid by the peer companies reviewed by the compensation and talent committee in high-technology industries, including consumer electronics and smart technologies. We generally aim to set base salaries for each of our executives above the market median in the relevant industries and also take into consideration many additional factors (described below) that we believe enable us to attract, motivate and retain our leadership team in an extremely competitive environment. Salaries are reviewed on an annual basis.

The compensation and talent committee reviewed the base salaries for each of our executive officers, taking into account an assessment of the individual’s responsibilities, experience, individual performance and contribution to our performance, and also generally takes into account the competitive environment for attracting and retaining executives consistent with our business needs. With respect to each of our executive officers, our chief executive officer provided a detailed evaluation and recommendation related to base salary adjustments, if any (excluding for himself).

We believe that the base salaries of our named executive officers, which range from 12% to 25% as a percentage of total compensation, are set at an appropriate level to align our incentive compensation mix with our compensation philosophy.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

24

In February 2017, and as part of the annual review process while taking into account the considerations discussed above, the compensation and talent committee made no base salary adjustments other than for Mr. Cerda, who received a base salary increase as part of the annual review process, as noted in the table below. For 2018, base salaries of our named executives were reviewed by the compensation and talent committee and it was determined not to make any adjustments to our named executive officers’ base salaries other than for Mr. Angle and Ms. Dean, as noted in the table below.

	2016 Base Salary	% Increase	2017 Base Salary	% Increase	2018 Base Salary
Colin M. Angle	$700,000	—	$700,000	7.1%	$750,000
Alison Dean	$460,000	—	$460,000	3.3%	$475,000
Christian Cerda	$425,000	5.9%	$450,000	—	$450,000
Russell J. Campanello	$350,000	—	$350,000	—	$350,000
Glen D. Weinstein	$380,000	—	$380,000	—	$380,000

Cash Incentive Compensation

The compensation and talent committee believes that short-term cash incentive compensation for executive officers should be contingent upon successful achievement of significant financial and business objectives and implementation of our business strategy. For our named executive officers, including our chief executive officer, the payment of cash incentive awards is based on an evaluation of achievement against predetermined Company financial and operational metrics in accordance with our Senior Executive Incentive Compensation Plan adopted by the compensation and talent committee. For each named executive officer, 100% of his or her target cash incentive compensation in 2017 was tied to key Company financial and operating performance measures. Cash incentive opportunities for named executive officers are generally targeted above the market median for performance at target and are scaled appropriately below and above target based on actual performance achievement similar to cash incentives provided to officers in our peer group of companies reviewed by the compensation and talent committee in the consumer technology industry and companies that focus on smart and high-tech products. The actual amount of the cash incentives paid to the named executive officers, however, is subject to the compensation and talent committee’s determination of our performance in general and the achievement of specific pre-established goals.

For fiscal 2017, the threshold, target and maximum bonus award opportunities under our Senior Executive Incentive Compensation Plan for each of our named executive officers, as a percentage of base salary are set forth in the table below. These target bonus amounts were set at levels the compensation and talent committee determined were appropriate to achieve our business plan, which involved growing the Company in a profitable, cost-effective way.

	Incentive Bonus Award Opportunity Payout Scale (% of base salary)
	Threshold (12.5% of target opportunity) (1)	Target (100%)	Maximum (200% of target opportunity) (2)
Colin M. Angle	12.50%	100.00%	200.00%
Alison Dean	9.38%	75.00%	150.00%
Christian Cerda	9.38%	75.00%	150.00%
Russell J. Campanello	7.50%	60.00%	120.00%
Glen D. Weinstein	7.50%	60.00%	120.00%

(1)	Cash incentive payments are made only if the Company has achieved a specified Adjusted EBITDA hurdle, excluding cash incentive compensation expense.
(2)	This reflects the maximum incentive cash payout levels established under our Senior Executive Incentive Compensation Plan for 2017 based on the specific goals established for fiscal 2017.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

25

The following tables summarize the 2017 performance measures, associated weightings and goals for each of the named executive officers under the Senior Executive Incentive Compensation Plan, including actual performance achievement. As discussed previously, the payout opportunity ranges from 12.5% of the target incentive opportunity for achieving threshold level of performance to 200% of the target incentive opportunity for achieving maximum level of performance.

		Performance Goal
Metric	Weightings	Threshold	Target (100%)	Maximum	2017 Actual Performance	Actual Percentage Earned (as % of target)
		$ in millions
Adjusted EBITDA, excluding cash incentive compensation expense	50%	$99.7	$117.3	$156.0	$146.0	86%
Company Revenue	50%	$735.1	$816.8	$980.2	$883.9	71%
Total Payout (as a % of Target)						157%

*	Actual percentage earned (as % of target) is relative to the weightings of both metrics which is 50% respectively

The compensation and talent committee chose this mix of financial targets for cash incentive compensation because it believes that executive officers should be focused on a small set of critical, team-based financial and operating metrics that reinforce the executive’s role and impact and company business strategy. Also, the compensation and talent committee established a hurdle where the available total incentive compensation payout for the entire employee base - including the named executive officers - would be reduced on a dollar-for-dollar basis if Adjusted EBITDA, excluding cash incentive compensation expense, fell below $99.7 million (the threshold for Adjusted EBITDA shown in the table above).

Based on our achievement of the performance metrics set forth above, the following cash awards were made to the named executive officers for performance in fiscal 2017 pursuant to our Senior Executive Incentive Compensation Plan:

	Incentive Bonus Award
	Original Target Incentive Opportunity	Achievement	ICP Earned & Paid
Colin M. Angle	$700,000	157%	$1,099,001
Alison Dean	$345,000	157%	$541,650
Christian Cerda	$337,500	157%	$529,875
Russell J. Campanello	$210,000	157%	$329,700
Glen D. Weinstein	$228,000	157%	$357,960

Long-Term Incentives

Overview

In 2017, executive officers were eligible to receive a mix of time-based restricted stock units and PSUs that are intended to promote success by aligning employee financial interests with long-term stockholder value. Long-term incentives are awarded based on various factors primarily relating to the responsibilities of the individual officer or employee, his or her past performance, anticipated future contributions, prior grants, the pool of available shares and Company performance. In general, our compensation and talent committee bases its decisions to grant long-term incentives on recommendations of our chief executive officer and the compensation and talent committee’s analysis of peer group and industry compensation information, with the intention of

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

26

keeping the executives’ overall compensation at a competitive level with the comparator companies reviewed by the compensation and talent committee in consumer technology and smart and high-tech industries.

While historically we used a mix of 50% restricted stock units, 25% PSU’s, and 25% stock options. Starting in 2017, we adjusted our mix of equity awards to named-executive officers such that named executive officers receive 50% of their total equity awards in the form of time-based restricted stock units and 50% of their equity awards in the form of PSUs. We also adjusted the design of our PSU plan so performance is measured at the end of a three-year performance period, eliminating the interim one-year cumulative goals, and we added an opportunity to earn above and below target based on actual performance achievement at the end of the three-year performance period. These changes were implemented based on feedback from our investors.

The compensation and talent committee believes a mix in our long-term equity awards between restricted stock units and PSUs aligns the incentives of our executives with the interests of our stockholders and the long-term performance of the Company by directly tying a significant portion of the value that may be realized from our equity compensation to the performance of the Company.

Both time-based and performance-based restricted stock units are typically granted in March and vest in equal annual installments over four years. Annual awards are sized relative to Company and individual performance for the prior year. Granting our annual awards using the prior year’s performance to size our awards may result in a disconnect in our awards relative to our performance in the year of grant.

During fiscal 2017, our compensation and talent committee approved the time-based restricted stock unit and PSU awards set forth in the table below to each of our named executive officers. The payout opportunity on the PSUs ranges from 50% of the target opportunity for achieving threshold level of performance to 200% of the target opportunity for achieving maximum level of performance. The number of PSUs actually earned will be determined at the end of the three-year performance period by measuring the Company’s actual 2017 to 2019 cumulative financial performance against the target performance.

	Grant Date Fair Value ($)	Restricted Stock Units (#)	PSUs (# at Threshold) (50% of Target)	PSUs (# at Target)	PSUs (# at Maximum) (200% of Target)
Colin M. Angle	4,153,559	36,225	18,112	36,225	72,450
Alison Dean	1,433,250	12,500	6,250	12,500	25,000
Christian Cerda	1,384,520	12,075	6,037	12,075	24,150
Russell J. Campanello	742,424	6,475	3,237	6,475	12,950
Glen D. Weinstein	891,482	7,775	3,887	7,775	15,550

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

27

The following chart depicts the mix of the components of our annual long-term incentive (“LTI”) program for 2017 & 2018:

Performance Share Units

The Company’s and the compensation and talent committee’s overall goals for selecting metrics for the PSU component of the long-term incentive program include:

•	Alignment with business strategy;
•	Alignment with stockholder interest in improving long-term business fundamentals;
•	Correlation with total stockholder return; and
•	Complementary to our short-term incentive metrics.

The compensation and talent committee also determined that operating income as a percentage of revenue (with a threshold requirement for a minimum amount of revenue) continued to be the optimal initial metric for our PSU component. We believe operating income percent is an excellent measure of the underlying profitability of the enterprise and it has historical correlation with total stockholder return. Operating income as a percentage of revenue is also a regularly reported GAAP financial measure, is understood by our investor base, and can be reasonably forecasted over the relevant performance period. We believe operating income as a percentage of revenue in our long-term incentives coupled with the revenue component of our short-term incentives provides strong focus on, and balance between, important short- and long-term business drivers. Moreover, operating income as a percentage of revenue tends to reflect the performance of our executive team as opposed to macro-economic factors or industry-wide trends beyond the control of our team. All financial goals for each of the outstanding three-year PSU plans are established at the beginning of the three-year performance period.

PSUs granted in 2017 and 2018 will be earned and vest at the end of the three-year performance period based upon performance over the entire three-year period. In addition, our named executive officers will have the opportunity to earn below or above the target number of RSUs granted if performance is above a threshold level

Long-Term Equity Components Time-Based 50% RSU’s 50% PSU’s 50% Performance-Based 50% 2017 & 2018

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

28

but below target or above target level. These changes made in 2017 are aligned with our peer group of companies reviewed by the compensation and talent committee in the technology and robotics industries.

For the PSUs granted in 2015 and 2016, the number of shares actually earned at the end of the three-year period could range from 0% to 100% of the target number of PSUs granted based on the Company’s performance against three-year operating income and revenue goals. In addition, while all vesting of earned PSUs occurs on the third anniversary of the date of grant, achievement of intermediate targets for the three-year period allows PSUs to be deemed earned but not yet vested for the intermediate periods. Achievement of the cumulative target will allow all shares subject to the PSUs to be earned regardless of the achievement of the intermediate annual targets. Unvested awards are not eligible to receive any dividends or voting rights until the point at which any shares are earned and vested. Under this plan, participants can only earn awards at 100% of target or at 0% of target (for performance below 100% of target) for each year as there is no scaled award opportunity above target under our long-term incentive plans issued in the years 2015 and 2016.

The following table outlines the revenue threshold and target operating income percent for the three-year performance goals for the PSU plan for the 2015 through 2017 cycle. No more than 100% of the PSUs granted can be earned.

	Revenue (in millions)		Operating Income Percent
2015 - 2017 PSU Performance Cycle	Threshold	Actual Performance Achieved	Target	Actual Performance Achieved	Actual Payout Level Achieved
2015	$624	$617	9.0%	9.8%	0%
2016	$635	$661	9.0%	8.7%	0%
2017	$724	$827(1)	9.5%	11.3%(1)	100%
Cumulative	$1,983	$2,104	9.2%	10%	100%
Corresponding Payout			100.0%

(1)	2017 actual results are adjusted to exclude the impact of the Company’s 2017 acquisitions of its distributors in Japan and Western Europe.

For 2015, one-third of the awarded PSUs were deemed earned if the Company achieved a revenue threshold of $624 million and a minimum 9.0% operating income as a percentage of revenue. In 2015, the Company achieved $617 million in revenue and 9.8% in operating income as a percentage of revenue. Because the revenue threshold was not achieved, no portion of the PSUs awarded under the 2015 long-term incentive plan for the 2015 through 2017 plan cycle with respect to 2015 performance were earned. For 2016, one-third of the awarded PSUs were deemed earned if the Company achieved a revenue threshold of $635 million and a minimum 9.0% operating income as a percentage of revenue. In 2016, the Company achieved $661 million in revenue and 8.7% in operating income as a percentage of revenue. While the Company did achieve $661 million in revenue, it did not achieve the necessary operating income as a percentage of revenue in 2016. Accordingly, no portion of the PSUs awarded under the 2015 long-term incentive plan for the 2015 through 2017 plan cycle with respect to 2016 performance were earned. For 2017, one-third of the awarded PSUs were deemed earned if the Company achieved a revenue threshold of $724 million and a minimum 9.5% operating income as a percentage of revenue. For 2017, the company achieved $827 million in revenue, and 11.3% in operating income as a percentage of revenue. Accordingly, one-third of the total number of PSUs awarded were earned. In addition, the Company met the cumulative three-year targets for the three-year performance cycle; therefore, all of the PSUs under the 2015 long-term incentive plan were deemed earned and vested.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

29

Specifically, the named-executive officers earned the following PSUs with respect to the 2015 through 2017 long-term incentive plan cycle:

	2015-2017 PSUs At Target & Earned
	PSUs At Target	2015 Earned PSUs	2016 Earned PSUs	2017 Earned PSUs	Total PSUs Earned
Colin M. Angle	19,400	0	0	19,400	19,400
Alison Dean	7,142	0	0	7,142	7,142
Christian Cerda	8,542	0	0	8,542	8,542
Russell J. Campanello	3,883	0	0	3,883	3,883
Glen D. Weinstein	3,883	0	0	3,883	3,883

The following table outlines the threshold and target three-year performance goals for the PSU plan for the 2016 through 2018 cycle. No more than 100% of the PSUs granted can be earned.

	Revenue (in millions)		Operating Income Percent
2016 - 2018 PSU Performance Cycle	Threshold	Actual Performance Achieved	Target	Actual Performance Achieved	Actual Payout Level Achieved
2016	$635	$661	8.0%	8.7%	100%
2017	$724	$827(1)	9.8%	11.3%(1)	100%
2018	$833	—	10.5%	—	—
Cumulative	$2,191	—	9.5%	—	—
Corresponding Payout			100.0%

(1)	2017 actual results are adjusted to exclude the impact of the Company’s 2017 acquisitions of its distributors in Japan and Western Europe.

For 2016, one-third of the awarded PSUs were deemed earned if the Company achieved a revenue threshold of $635 million and a minimum 8.0% operating income as a percentage of revenue. In 2016, the Company achieved $661 million in revenue and 8.7% in operating income as a percentage of revenue. Accordingly, one-third of the total number of PSUs awarded were earned, but have not yet vested. For 2017, one-third of the awarded PSUs were deemed earned if the Company achieved a revenue threshold of $724 million and a minimum 9.8% operating income as a percentage of revenue. In 2017, the Company achieved $827 million in revenue and 11.3% in operating income as a percentage of revenue. Accordingly, one-third of the total number of PSUs awarded were earned, but have not yet vested. Specifically, the named-executive officers earned the following PSUs with respect to the 2016 through 2018 long-term incentive plan cycle:

	2016-2018 PSUs At Target & Earned
	PSUs At Target	2016 Earned PSUs	2017 Earned PSUs	2018 Earned PSUs	Total PSUs Earned to Date
Colin M. Angle	24,867	8,289	8,289	—	16,578
Alison Dean	9,592	3,197	3,197	—	6,394
Christian Cerda	11,133	3,711	3,711	—	7,422
Russell J. Campanello	4,308	1,436	1,436	—	2,872
Glen D. Weinstein	5,857	1,952	1,952	—	3,904

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

30

For the PSUs granted in 2017, the number of shares earned at the end of the three-year period will range from 0% to 200% of the target number of PSUs granted based on the Company’s performance against three-year cumulative operating income and revenue goals. All financial goals for the three-year cumulative PSU plans were established at the beginning of the three-year performance period. The following table outlines the revenue threshold and target operating income percent for the three-year cumulative performance goals for the PSU plan for the 2017 through 2019 cycle. Actual performance achieved will exclude the impact of the 2017 acquisition of the Company’s distributor in Western Europe.

	Revenue (in millions)		Operating Income Percent
2017 - 2019 PSU Performance Cycle	Threshold	Actual Performance Achieved	Threshold	Target Range	Maximum	Actual Performance Achieved	Actual Payout Level Achieved
Cumulative	$2,384	—	8.2%	9.7% - 10/7%	12.2%	—	—
Corresponding Payout

Under this plan, if the revenue threshold is attained, the below chart illustrates the payout range for operating income percent attainment. In order to earn shares a threshold performance level of 80% of operating income percent must be achieved. To earn 100% of shares operating income percent must achieve a target range between 95% to 105%. Achievement above 105% would earn more than 100% of shares up to a maximum of 200% of shares at 120% attainment.

	2017-2019 PSUs At Threshold, Target & Maximum
	PSUs At Threshold	PSUs At Target	PSUs Maximum	Total PSUs Earned to Date
Colin M. Angle	18,112	36,225	72,450	—
Alison Dean	6,250	12,500	25,000	—
Christian Cerda	6,037	12,075	24,150	—
Russell J. Campanello	3,237	6,475	12,950	—
Glen D. Weinstein	3,887	7,775	15,550	—

LTI Changes for 2018

In addition to the changes we made in 2017, starting in 2018, we have removed revenue as a performance metric in the PSU plan design and changed the payout metric from three-year cumulative operating income as a percentage of annual revenue to three-year cumulative operating income in dollars.

Other Benefits and Perquisites

We also have various broad-based employee benefit plans. Our executive officers participate in these plans on the same terms as other eligible employees, subject to any legal limits on the amounts that may be contributed by or paid to executive officers under these plans. We offer a 401(k) plan, which allows our U.S. employees an opportunity to invest in a wide array of funds on a pre-tax basis. The Company matches up to 3% of eligible pay ($0.50 on each dollar an employee contributes up to a maximum of 6%). In 2017, we established an employee stock purchase plan for the benefit of all of our U.S., UK and Canadian based employees. We do not provide pension arrangements or post-retirement health coverage for our named executive officers or other employees. We also maintain insurance and other benefit plans for our employees. We offer no perquisites to our executive officers that are not otherwise available to all of our employees.

Stock Ownership Guidelines

We maintain equity ownership guidelines to further align the interests of our senior management and directors with those of our stockholders. Under the guidelines, executives are expected to hold common stock in

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

31

an amount ranging from two times base salary for our senior executives to six times base salary for our chief executive officer. Our directors are also expected to hold common stock in an amount equal to six times their current board retainer fee.

For purposes of these guidelines, stock ownership includes shares for which the executive or director has direct or indirect ownership or control, including stock and in-the-money vested stock options, but does not include unvested restricted stock units or unvested stock options. Executives and directors are expected to meet their ownership guidelines within five years of becoming subject to the guidelines. All executives and directors are currently meeting or are working to achieve these guidelines within the five-year time period.

Hedging/Pledging Policy

Since 2005, we have had a written insider trading policy that prohibits holding Company securities as collateral in a margin account, any hedging transactions and prohibits pledging of Company securities as collateral for a loan unless the pledge has been approved by the compensation and talent committee of the board of directors. To date, no such approval has been requested or given.

Executive Agreements

We have entered into executive agreements with each of our named executive officers. The executive agreements provide for severance payments equal to 50% of such officer’s annual base salary at the highest annualized rate in effect during the one-year period immediately prior to termination, payable in six equal monthly installments, as well as monthly premium payments for continued health, dental and vision benefits for up to six months following termination, in the event that we terminate his or her employment other than for cause, as defined in the executive agreements. In addition, these executive agreements provide that if we experience a change in control, as defined in the executive agreements, and the employment of such officer is terminated by the Company without cause at any time within the period beginning on the date that is 45 days prior to the date of the public announcement of the execution of a definitive agreement for a change in control and ending on the first anniversary of the effective date of the change in control, or if such officer terminates his or her employment for good reason, as defined in the executive agreements, during the one-year period following the change in control, then all unvested equity held by such officer becomes fully-vested and immediately exercisable and such officer is entitled to severance payments equal to 200% of his or her annual base salary, at the highest annualized rate in effect during the period immediately prior to the effective date of the change in control and the date of termination of employment, and 200% of such officer’s highest target cash incentive with respect to the year prior to the year in which the change in control occurred and ending in the year in which the officer’s employment is terminated, each payable in 24 equal monthly installments, as well as monthly premium payments for continued health, dental and vision benefits for up to 24 months following termination. Receipt of the severance payments and benefits under the executive agreements is subject to the executive officer’s execution of a separation agreement, including a general release of claims, in a form and of a scope reasonably acceptable to the Company and compliance with any noncompetition, inventions and/or nondisclosure obligations owed to the Company. There are no tax gross-up payable under the executive agreements or otherwise.

Clawback Policy

In 2015, the Company adopted a clawback policy that provides the board of directors discretion to reduce the amount of future compensation (both cash and equity) payable to an executive of the Company for excess proceeds from incentive compensation received by such executive due to a material restatement of financial statements. The clawback period is the three-year period following the filing of any such restated financial statements with the SEC.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

32

Tax Deductibility of Executive Compensation

The new tax law signed into law December 22, 2017 made a number of significant changes to Section 162(m) of the Code. Section 162(m) of the Code generally places a $1 million limit on the amount of compensation a company can deduct in any one year for certain executive officers. While we consider tax deductibility as one factor in determining executive compensation, the compensation and talent committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes. The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our named executive officers and certain other individuals in excess of $1 million will not be deductible unless it qualifies for the limited transition relief applicable to certain arrangements in place as of November 2, 2017.

Despite our efforts to structure certain performance-based awards in a manner intended to be exempt from Section 162(m) and therefore not subject to its deduction limits, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of the transition relief under the legislation repealing the performance-based compensation exemption from the deduction limit, no assurance can be given that compensation intended to satisfy the requirements for exemption from Section 162(m) in fact will. Further, we reserve the right to modify compensation that was initially intended to be exempt from Section 162(m) if we determine that such modifications are consistent with our business needs. We believe that shareholder interests are best served if its discretion and flexibility in awarding compensation is not restricted, even though some compensation awards may result in non-deductible compensation expenses.

Risk Oversight of Compensation Programs

The compensation and talent committee annually reviews and determined that our compensation program for executive officers is not structured to be reasonably likely to present a material adverse risk to us based on the following factors:

•	Our compensation program for executive officers is designed to provide a balanced mix of cash and equity and annual and longer-term incentives, including compensation based on the achievement of performance targets.
•	The base salary portion of compensation is designed to provide a steady income regardless of our stock price performance so executives do not feel pressured to focus primarily on stock price performance to the detriment of other important business metrics.
•	Our time-based restricted stock unit grants generally vest over four years.
•	Our PSUs vest only after the achievement of significant long-term metrics designed to drive the long-term interests of our stockholders.
•	PSU awards align the interests of our executive officers with the success of our business strategy.
•	Maximum payout levels for cash and equity incentives are capped.

Our stock ownership guidelines align the interests of our executive officers with those of our stockholders.

Compensation Consultant Independence

Pursuant to its charter, the compensation and talent committee has the sole authority to retain, terminate, obtain advice from, oversee and compensate its outside advisors, including its compensation consultant.

The compensation and talent committee retained Pearl Meyer as its independent executive compensation consultant for 2017. Pearl Meyer reports directly to the compensation and talent committee, and the

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

33

compensation and talent committee may replace Pearl Meyer or hire additional consultants at any time. Pearl Meyer attends meetings of the compensation and talent committee, as requested, and communicates with the chairman of the compensation and talent committee between meetings; however, the committee makes all decisions regarding the compensation of the Company’s executive officers.

Pearl Meyer provides various executive compensation services to the compensation and talent committee with respect to our executive officers and other key employees at the compensation and talent committee’s request. The services Pearl Meyer provides include advising the compensation and talent committee on the principal aspects of the executive compensation program and evolving best practices, and providing market information and analysis regarding the competitiveness of our program design and awards in relationship to our performance.

The compensation and talent committee reviews the services provided by its outside consultants and believes Pearl Meyer is independent in providing executive compensation consulting services. The compensation and talent committee conducted a specific review of its relationship with Pearl Meyer, and determined Pearl Meyer’s work for the compensation and talent committee did not raise any conflicts of interest, consistent with the guidance provided under the Dodd-Frank Act and by the SEC and NASDAQ. In making this determination, the compensation and talent committee noted the following:

•	Pearl Meyer did not provide any services to us or our management other than service to the compensation and talent committee (including compensation benchmarking for our senior leadership team), and it its services were limited to executive compensation consulting;
•	Fees paid by us to Pearl Meyer represented less than 1.0% of Pearl Meyer’s total revenue for the period January 2017 through December 2017;
•	Pearl Meyer maintains a Conflicts Policy and an Insider Trading Policy which were provided to the compensation and talent committee with specific policies and procedures designed to ensure independence;
•	None of the Pearl Meyer consultants on our account had any business or personal relationship with our compensation and talent committee members;
•	None of the Pearl Meyer consultants on our account had any business or personal relationship with our executive officers; and
•	None of the Pearl Meyer consultants on our account directly own shares of our stock.

The compensation and talent committee continues to monitor the independence of its compensation consultant on a periodic basis.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

34

Executive Compensation Summary

The following table sets forth summary compensation information for our chief executive officer, chief financial officer and the three other most highly compensated executive officers:

SUMMARY COMPENSATION TABLE — 2017

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Colin M. Angle Chairman, Chief Executive Officer and Director	2017 2016 2015	700,000 696,154 684,135	4,153,559 2,472,244 1,996,260	— 807,409 646,548	1,099,001 910,000 465,750	8,782 7,950 7,950	5,961,343 4,893,757 3,800,643

Alison Dean
Executive Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer	2017 2016 2015	460,000 455,385 433,654	1,433,250 953,604 734,878	— 311,552 238,003	541,650 448,500 222,525	8,100 7,950 7,950	2,443,000 2,176,991 1,637,010

Christian Cerda	2017	446,154	1,384,520	—	529,875	8,100	2,368,649
Chief Operating Officer	2016 2015	419,808 400,000	1,151,228 878,938	377,732 284,498	378,220 165,600	7,950 7,950	2,334,938 1,736,986

Russell J. Campanello	2017	350,000	742,424	—	329,700	8,100	1,430,224
Executive Vice President, Human Resources and Corporate Communications	2016 2015	348,462 344,231	428,335 399,595	140,033 129,411	273,000 140,760	7,950 7,950	1,197,780 1,021,947

Glen D. Weinstein	2017	380,000	891,482	—	357,960	8,100	1,637,542
Executive Vice President and Chief Legal Officer	2016 2015	377,693 369,481	583,496 399,595	190,824 129,411	296,400 151,110	7,950 7,950	1,456,365 1,057,547

(1)	Represents salary earned in the fiscal years presented, which covered 52 weeks for fiscal year 2017 and 2016 and 53 weeks for fiscal year 2015.

(2)	Represents the aggregate grant date fair value for stock and option awards granted in the fiscal years ended December 30, 2017, December 31, 2016 and January 2, 2016, as applicable, in accordance with Financial Accounting Standards Board, Accounting Standards Codification Topic 718 (“ASC Topic 718”) disregarding any estimates of forfeitures. See the information appearing in note 13 to our consolidated financial statements included as part of our Annual Report on Form 10-K for the fiscal year ended December 30, 2017 for certain assumptions made in the valuation of stock and option awards.

(3)	Represents amounts paid in 2018, 2017 and 2016, respectively under the Company’s Senior Executive Incentive Compensation Plan for performance in the fiscal years ended December 30, 2017, December 31, 2016 and January 2, 2016, as applicable.

(4)	Includes 401(k) matching contributions for each of our named executive officers. Excludes medical, group life insurance and certain other benefits received by the named executive officers that are available generally to all of our salaried employees. For Colin M. Angle, the amount reported for 2017 also includes of the incremental cost to the Company of a Roomba Vacuum cleaner received by him.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

35

2017 Pay Ratio

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is required to disclose the median of the annual total compensation of our employees (excluding our chief executive officer), the annual total compensation of our principal executive officer, Chairman of the Board and chief executive officer, Colin M. Angle, and the ratio of these two amounts.

The Company selected December 30, 2017, the last day of our most recently-completed fiscal year, as the date upon which the median employee was identified. As of this date the Company employed 764 employees globally, excluding 77 individuals that became employees as a result of the April 2017 acquisition of Sales On Demand Corporation and 92 individuals that became employees as a result of the October 2017 acquisition of Robopolis. The Company included all of our other full-time employees, part-time employees and interns, excluding the chief executive officer, in our analysis to identify the median employee. The Company did not elect to make any other exclusions as permitted under the SEC de minimis rule.

A Consistently Applied Compensation Measure was used to identify the median employee based on the sum of base pay/regular wages, overtime, bonus, commissions and equity grant date fair value. The Company elected to include bonus payments and equity awards given the broad participation rates in these programs across the employee population. Annualized salary rates for full-time employees and hourly pay rates and actual hours worked were used as reasonable estimates of salary/wages.

Using the compiled data, the Company determined that the 2017 annual total compensation of our median employee as of December 30, 2017 was $134,822 And Mr. Angle’s annual total compensation for 2017 was $5,961,343, both of which were calculated in accordance with Item 402(c) of Regulation S-K. The ratio of these amounts was 44:1.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

36

Grants of Plan-Based Awards in 2017

The following table sets forth, for each of the named executive officers, information about grants of plan-based awards during fiscal year 2017:

GRANTS OF PLAN-BASED AWARDS — 2017

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Colin M. Angle	—	87,500	700,000	1,400,000	—	—	—	—	—
	3/10/2017	—	—	—	—	—	—	36,225	2,076,779
	3/10/2017	—	—	—	18,112	36,225	72,450	—	2,076,779
Alison Dean	—	43,125	345,000	690,000	—	—	—	—	—
	3/10/2017	—	—	—	—	—	—	12,500	716,625
	3/10/2017	—	—	—	6,250	12,500	25,000	—	716,225
Christian Cerda	—	42,188	337,500	675,000	—	—	—	—	—
	3/10/2017	—	—	—	—	—	—	12,075	692,260
	3/10/2017	—	—	—	6,037	12,075	24,150	—	692,260
Russell J. Campanello	—	26,250	210,000	420,000	—	—	—	—	—
	3/10/2017	—	—	—	—	—	—	6,475	371,212
	3/10/2017	—	—	—	3,237	6,475	12,950	—	371,212
Glen D. Weinstein	—	28,500	228,000	456,000	—	—	—	—	—
	3/11/2017	—	—	—	—	—	—	7,775	445,741
	3/11/2017	—	—	—	3,887	7,775	15,550	—	445,741

(1)	This reflects the threshold, target and maximum incentive cash payout levels established under our Senior Executive Incentive Compensation Plan. The actual amounts paid for fiscal year 2017 are disclosed in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(2)	This reflects the threshold, target and maximum equity incentive payout levels associated with PSUs made pursuant to our 2015 Stock Plan, which amounts will be payable in shares of our common stock, if the performance metrics are achieved under the terms of the awards.

(3)	All stock awards were made pursuant to the 2015 Stock Plan.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

37

Outstanding Equity Awards at Fiscal Year End

The following table sets forth, for each of the named executive officers, information about unexercised option awards and other unvested equity awards that were held as of December 30, 2017.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END — 2017

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Colin M. Angle	3/9/2012	40,825	—	$26.59	3/9/2019	—	—	—	—
	3/8/2013	36,175	—	$22.86	3/8/2020	—	—	—	—
	3/7/2014	14,508	967	$43.35	3/7/2021	6,775	519,643	—	—
	6/6/2014	18,469	1,231	$35.43	6/6/2021	—	—	—	—
	3/6/2015	15,977	7,261	$34.30	3/6/2022	38,800	2,975,960	—	—
	6/5/2015	14,595	8,755	$32.38	6/5/2022	—	—	—	—
	3/11/2016	15,756	20,257	$33.14	3/11/2023	53,877	4,132,366	8,289	635,766
	6/10/2016	11,607	19,343	$37.62	6/10/2023	—	—	—	—
	3/10/2017					36,225	2,778,458	18,112	1,389,190

Alison Dean	3/7/2014	318	319	$43.35	3/7/2021	2,233	171,271	—	—
	6/6/2014	406	406	$35.43	6/6/2021	—	—	—	—
	3/6/2015	534	2,671	$34.30	3/6/2022	14,283	1,095,506	—	—
	6/5/2015	537	3,225	$32.38	6/5/2022	—	—	—	—
	3/11/2016	868	7,812	$33.14	3/11/2023	20,781	1,593,903	3,198	245,287
	6/10/2016	747	7,468	$37.62	6/10/2023	—	—	—	—
	3/10/2017	—	—	$—		12,500	958,750	6,250	479,375

Russell J. Campanello	3/9/2012	5,500	—	$26.59	3/9/2019	—	—	—	—
	3/8/2013	6,450	—	$22.86	3/8/2020	—	—	—	—
	3/7/2014	4,617	308	$43.35	3/7/2021	2,154	165,212	—	—
	6/6/2014	5,883	392	$35.43	6/6/2021	—	—	—	—
	3/6/2015	3,198	1,452	$34.30	3/6/2022	7,766	595,652	—	—
	6/5/2015	2,923	1,752	$32.38	6/5/2022	—	—	—	—
	3/11/2016	2,730	3,508	$33.14	3/11/2023	9,334	715,918	1,436	110,141
	6/10/2016	2,016	3,359	$37.62	6/10/2023	—	—	—	—
	3/10/2017	—	—	$—		6,475	496,633	3,237	248,278

Christian Cerda	3/7/2014	2,966	197	$43.35	3/7/2021	2,081	159,613	—	—
	6/6/2014	3,774	251	$35.43	6/6/2021	—	—	—	—
	3/6/2015	7,030	3,195	$34.30	3/6/2022	17,083	1,310,266	—	—
	6/5/2015	6,423	3,852	$32.38	6/5/2022	—	—	—	—
	3/11/2016	4,961	6,377	$33.14	3/11/2023	16,972	1,301,752	2,611	200,264
	6/10/2016	5,485	9,140	$37.62	6/10/2023	7,150	548,405	1,100	84,370
	9/9/2016	1,493	3,282	$39.09	9/9/2023	—	—	—	—
	3/10/2017	—	—	$—		12,075	926,153	6,037	463,038

Glen D. Weinstein	3/7/2014	2,637	176	$43.35	3/7/2021	1,233	94,571	—	—
	6/6/2014	3,352	223	$35.43	6/6/2021	—	—	—	—
	3/6/2015	3,198	1,452	$34.30	3/6/2022	7,766	595,652	—	—
	6/5/2015	2,923	1,752	$32.38	6/5/2022	—	—	—	—
	3/11/2016	3,719	4,781	$33.14	3/11/2023	12,716	975,317	1,953	149,795
	6/10/2016	2,748	4,577	$37.62	6/10/2023	—	—	—	—
	3/10/2017	—	—	$—		7,775	596,343	3,887	298,133

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

38

(1)	Except as otherwise noted, stock option grants vest over a four-year period, at a rate of twenty-five percent (25%) on the first anniversary of the grant date, and the remainder in equal quarterly installments thereafter.

(2)	Stock options granted on June 6, 2014 vest at a rate of twenty-five percent (25%) on March 7, 2015, and the remainder in equal quarterly installments over the following three-year period.

(3)	Restricted stock unit awards vest over a four-year period, at a rate of twenty-five percent (25%) on each anniversary of the grant date.

(4)	Amounts disclosed in this column were calculated based on the closing price of our common stock on December 29, 2017, the last business date of the fiscal year ended December 30, 2017.

(5)	PSU awards for plan years 2015 and 2016 are earned over a three-year period and vest at the end of such three-year period, dependent on achievement of pre-established performance goals and objectives. For plan year 2017 PSUs will be earned and vest at the end of a three-year cumulative period. For additional information on the PSU awards, see the section above entitled “Compensation Discussion and Analysis — Elements of Compensation — Long-Term Incentives.”

Option Exercises and Stock Vested

The following table sets forth, for each of the named executive officers, information with respect to the exercise of stock options and the vesting of restricted stock unit awards and PSUs during the year ended December 30, 2017.

OPTION EXERCISES AND STOCK VESTED — 2017

	Option Awards		Stock Awards

Name	Shares Acquired on Exercise(#)	Value Realized on Exercise($) (1)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($) (2)
Colin M. Angle	45,200	2,105,335	59,021	3,328,096
Alison Dean	54,827	3,231,633	21,042	1,344,567
Christian Cerda	60,000	4,629,120	19,419	1,167,656
Russell J. Campanello	10,000	604,700	13,515	760,810
Glen D. Weinstein	18,837	1,364,667	11,536	650,685

(1)	Amounts disclosed in this column were calculated based on the difference between the fair market value of our common stock on the date of exercise and the exercise price of the options in accordance with regulations promulgated under the Exchange Act.
(2)	Amounts disclosed in this column were calculated based on the fair market value of the shares on the date of settlement following vesting.

Potential Benefits Upon Termination or Change in Control

Severance and Change in Control Arrangements in General

The Company has entered into executive agreements with each of the named executive officers, the terms of which are described in the “Compensation Discussion and Analysis” section above.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

39

Cash Payments and/or Acceleration of Vesting Following Certain Termination Events

Assuming the employment of our named executive officers was terminated without cause (not in connection with a change in control) on December 30, 2017, our named executive officers would be entitled to cash payments in the amounts set forth opposite their names in the table below, subject to any deferrals required under Section 409A of the Code.

Name	Base Salary ($)	Continuation of Health Plan Premium Payments ($)	Total ($)
Colin M. Angle	350,000	13,526	363,526
Alison Dean	230,000	12,069	242,069
Christian Cerda	225,000	13,526	238,526
Russell J. Campanello	175,000	13,526	188,526
Glen D. Weinstein	190,000	12,069	202,069

Assuming the employment of our named executive officers was terminated by the Company without cause during the period beginning on the date that is 45 days prior to the date of the public announcement of the execution of a definitive agreement for a change in control and ending on the first anniversary of the effective date of the change in control, or such officers resigned with good reason during the one-year period following a change in control and that such termination or resignation occurred on December 30, 2017, our named executive officers would be entitled to cash payments in the amounts set forth opposite their names in the below table, subject to any delay in payment required under Section 409A of the Code, and acceleration of vesting as set forth in the table below. The total amount payable to each executive officer may be subject to reduction in certain circumstances if the amount would cause the executive officer to incur an excise tax under Section 4999 of the Code. The following table provides the market value (that is, the value based upon our stock price on December 29, 2017, minus the exercise price, if any) of stock options and restricted stock units that would become exercisable or vested as a result of these acceleration events as of December 30, 2017.

Name	Base Salary ($)	Bonus ($)	Continuation of Health Plan Premium Payments ($)	Market Value of Stock Options ($)	Market Value of Restricted Stock and Restricted Stock Units ($)	Total ($)
Colin M. Angle	1,400,000	1,400,000	54,104	2,417,260	7,746,913	12,918,277
Alison Dean	920,000	690,000	48,276	915,717	2,781,219	5,355,212
Christian Cerda	900,000	675,000	54,104	1,081,527	3,021,750	5,732,381
Russell J. Campanello	700,000	420,000	54,104	449,741	1,455,306	3,079,151
Glen D. Weinstein	760,000	456,000	48,276	541,416	1,664,620	3,470,312

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

40

Director Compensation

In connection with our efforts to attract and retain highly-qualified individuals to serve on our board of directors, we maintain a cash and equity compensation policy for our non-employee members of our board of directors. In fiscal year 2017, each non-employee member of our board of directors was entitled to the following cash compensation:

Annual retainer for Board membership	$ 50,000
Annual retainer for lead independent director	$ 20,000
Audit Committee
Annual retainer for committee membership	$ 10,000
Additional retainer for committee chair	$ 10,000
Compensation and Talent Committee
Annual retainer for committee membership	$ 7,500
Additional retainer for committee chair	$ 7,500
Nominating and Corporate Governance Committee
Annual retainer for committee membership	$ 5,000
Additional retainer for committee chair	$ 5,000
Strategy and Finance Committee
Annual retainer for committee membership	$ 7,500
Additional retainer for committee chair	—

Pursuant to our Non-employee Directors’ Deferred Compensation Program, each non-employee director may elect in advance to defer the receipt of these cash fees. During the deferral period, the cash fees will be deemed invested in stock units. The deferred compensation will be settled in shares of our common stock upon the termination of service of the director or such other time as may have been previously elected by the director. The shares will be issued from our 2015 Stock Plan or a subsequent stock option and incentive plan approved by our stockholders.

In 2017, each of our non-employee members of our board of directors was entitled to the following equity compensation:

Upon initial election to the board of directors, a non-employee director receives a one-time grant of restricted stock units having a fair market value of $220,000, measured at the end of the tenth week of the fiscal quarter in which the director was elected, which vests over a four-year period at a rate of twenty- five percent (25%) on each of the first four anniversaries of the grant date.

Beginning in the second quarter of 2017, at the end of the tenth week of the fiscal quarter in which our annual meeting of stockholders occurs, each re-elected non-employee director receives a grant of restricted stock units having a fair market value of $130,000, which vests on the first anniversary of such grant.

All of our directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the board of directors.

The following table provides compensation information for the fiscal year ended December 30, 2017 for each non-employee member of our board of directors. No member of our board of directors receives any additional compensation for services rendered as a member of our board of directors.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

41

DIRECTOR COMPENSATION TABLE — 2017

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(5)	Total ($)
Mohamad Ali (1)	65,000	129,970	194,970
Michael Bell	71,250	129,970	201,220
Ronald Chwang, Ph.D. (2)	62,500	129,970	192,470
Gail Deegan (3)	37,500	—	37,500
Deborah G. Ellinger	80,000	129,970	209,970
Andrea Geisser (3)	37,500	—	37,500
Elisha Finney (4)	65,625	349,945	415,570
Andrew Miller	70,000	129,970	199,970
Michelle V. Stacy	65,000	129,970	194,970

(1)	Mr. Ali deferred all of his 2017 cash compensation pursuant to our Non-employee Directors’ Deferred Compensation Program under which he received stock units in lieu of cash.
(2)	Dr. Chwang will retire from the board following the expiration of his term at the 2018 annual meeting.
(3)	Ms. Deegan and Mr. Geisser stepped down from the board of directors at the 2017 annual meeting of stockholders and as a result were not eligible to receive a stock award in 2017.
(4)	Ms. Finney was elected to the board of directors in January 2017 and received a stock award in connection with her election.
(5)	Represents the grant date fair value of restricted stock units awarded in the fiscal year ended December 30, 2017 in accordance with ASC Topic 718 disregarding any estimates of forfeitures. The grant date fair value is the fair market value of our common stock on the date of grant multiplied by the number of shares of common stock underlying such restricted stock unit award.

The non-employee members of our board of directors who held such position on December 30, 2017 held the following aggregate number of unvested restricted stock units as of such date:

Name	Number of Unvested Restricted Stock Units
Mohamad Ali	5,068
Michael Bell	5,739
Ronald Chwang, Ph.D.	1,354
Deborah G. Ellinger	1,354
Elisha Finney	5,191
Andrew Miller	4,171
Michelle V. Stacy	3,006

Transactions with Related Persons

Mr. Miller has served as a member of our board of directors since September 2017, and currently serves as the Chief Financial Officer of PTC Inc. (“PTC”), which provides engineering software and cloud services to the Company. In fiscal year 2017, the Company paid to PTC approximately $529,274 in respect of these services.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

42

Other than the payments to PTC described above and the compensation agreements and other arrangements which are described in the “Compensation Discussion and Analysis” section of this proxy statement, in 2017, there was no transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

Our board of directors has adopted a written related party transaction approval policy, which sets forth our policies and procedures for the review, approval or ratification of any transaction required to be reported in our filings with the SEC. Our policy with regard to related party transactions is that all related party transactions are to be reviewed by our general counsel, who will determine whether the contemplated transaction or arrangement requires the approval of the board of directors, the nominating and corporate governance committee, both or neither.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

43

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTANTS

The audit committee of the board of directors has retained the firm of PricewaterhouseCoopers LLP (“PwC”), independent registered public accountants, to serve as independent registered public accountants for our 2018 fiscal year. PwC has served as our independent registered public accounting firm since 1999. The Company is asking stockholders to ratify the selection by the audit committee of the board of directors of PwC as our independent auditors for the 2018 fiscal year. Although ratification by the stockholders is not required by law, the board of directors has determined that it is desirable to request approval of this selection by the stockholders as a matter of good corporate governance. In the event the stockholders fail to ratify the appointment of PwC, the audit committee will consider this factor when making any determinations regarding PwC.

Independence and Quality

As provided in the audit committee charter, the audit committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the company. Each year, the audit committee considers whether to retain PwC and whether such service continues to be in the best interests of the Company and our stockholders. Among other things, the audit committee considers:

•	the quality and scope of the audit;

•	the independence of PwC;

•	the performance of the lead engagement partner, the number of people staffed on the engagement team, and the quality of the engagement team, including the quality of the audit committee’s ongoing communications with and the capability and expertise of the team;

•	PwC’s tenure as our independent auditor and its familiarity with our global operations and business, accounting policies and practices, and internal controls over financial reporting; and

•	external data relating to audit quality and performance, including recent PCAOB inspection reports available for PwC.

Based on this evaluation, the members of the audit committee and the board of directors believe that PwC is independent and that it is in the best interests of the Company and our stockholders to retain PwC to serve as our independent auditors for the fiscal year 2018.

The audit committee is also responsible for selecting the lead engagement partner. The rules of the Securities and Exchange Commission (the “SEC”) and PwC’s policies require mandatory rotation of the lead engagement partner every five years. In 2015, the audit committee selected a new lead engagement partner to begin in the 2016 fiscal year. During 2015, the audit committee, including the chair of the audit committee, were directly involved in the selection of the new lead engagement partner. The process for selecting a new lead engagement partner was fulsome and allowed for thoughtful consideration of multiple candidates, each of whom met a list of specified criteria. The process included discussions between the chair of the audit committee and PwC as to all of the final candidates under consideration for the position, meetings with the full audit committee and management, and robust interviews with the final candidates.

Pre-Approval of Audit and Non-audit Services

The audit committee of the board of directors has implemented procedures under our audit committee pre-approval policy for audit and non-audit services (the “Pre-Approval Policy”) to ensure that all audit and permitted non-audit services to be provided to us have been pre-approved by the audit committee. Specifically, the audit committee pre-approves the use of PwC for specified audit and non-audit services, within approved

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

44

monetary limits. If a proposed service has not been pre-approved pursuant to the Pre-Approval Policy, then it must be specifically pre-approved by the audit committee before it may be provided by PwC. Any pre-approved services exceeding the pre-approved monetary limits require specific approval by the audit committee. For additional information concerning the audit committee and its activities with PwC, see “The Board of Directors and Its Committees” and “Report of the Audit Committee of the Board of Directors.”

Representatives of PwC attended all of the standard audit committee meetings in 2017. We expect that a representative of PwC will attend the annual meeting, and the representative will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from stockholders.

PricewaterhouseCoopers LLP Fees

The following table shows the aggregate fees for professional services rendered by PwC to us during the fiscal years ended December 30, 2017 and December 31, 2016.

	2017	2016
Audit Fees	$1,793,395	$1,099,304
Audit-Related Fees	0	177,876
Tax Fees	939,087	548,558
All Other Fees	5,698	3,394

Total	$2,768,180	$1,829,132

Audit Fees

Audit Fees for both years consist of fees for professional services associated with the annual consolidated financial statements audit, statutory filings, consents and assistance with and review of documents filed with the SEC.

Audit-Related Fees

Consists of fees associated with services related to review of accounting for significant transactions and other services that were reasonably related to the performance of audits or reviews of our financial statements and were not reported above under “Audit Fees.”

Tax Fees

Tax Fees consist of fees for professional services rendered for assistance with federal, state, local and international tax planning and compliance.

All Other Fees

All other fees include licenses to technical accounting research software and fees associated with services to perform an assessment of compliance with global privacy laws. The audit committee has determined that the provision of services described above to us by PwC is compatible with maintaining their independence.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU

VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP

AS IROBOT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2018.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

45

PROPOSAL 3

APPROVAL OF AMENDMENTS TO OUR AMENDED AND RESTATED CERTIFICATE OF

INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS

At our 2014 annual meeting of stockholders, our stockholders voted to request that our board of directors take the steps necessary so that each voting requirement in our existing amended and restated certificate of incorporation (the “Existing Certificate”) and by-laws that calls for a greater than a simple majority vote be eliminated and replaced by a majority voting standard.

In 2015, our nominating and corporate governance committee and our board of directors determined it was appropriate to propose the amendments described below, and included the proposal described below in our proxy statement for the 2015 annual meeting. Despite receiving the affirmative votes of holders of 58% of the outstanding shares at the 2015 annual meeting, the proposal failed to receive the affirmative vote of holders of 75% of the outstanding shares, which is the required threshold for approval of the proposal.

In 2016, our nominating and corporate governance committee and our board of directors again determined it was appropriate to propose the amendments described below, and included the proposal described below in our proxy statement for the 2016 annual meeting. Despite receiving the affirmative votes of holders of over 68% of the outstanding shares at the 2016 annual meeting, the proposal failed to receive the affirmative vote of holders of 75% of the outstanding shares, which is the required threshold for approval of the proposal.

In 2017, our nominating and corporate governance committee and our board of directors again determined it was appropriate to propose the amendments described below, and included the proposal described below in our proxy statement for the 2017 annual meeting. Despite receiving the affirmative votes of holders of over 69% of the outstanding shares at the 2017 annual meeting, the proposal failed to receive the affirmative vote of holders of 75% of the outstanding shares, which is the required threshold for approval of the proposal.

Our board of directors continues to believe that the amendments described below are in the best interests of the Company’s stockholders, and, in light of the strong support received at the 2015, 2016 and 2017 annual meetings, our board of directors has unanimously adopted a resolution approving and declaring the advisability of the below amendments to our Existing Certificate, which change the voting provisions in the Existing Certificate as follows:

Removal of Directors; Article VI, Section 5 - Currently, the approval of the holders of 75% or more of the shares of the Company entitled to vote at an election of directors is required to remove a director from office prior to the expiration of his or her term with cause. If this proposal is approved, stockholders will have the ability to remove a director from office prior to the expiration of his or her term with cause and the affirmative vote of a majority of the shares of the Company entitled to vote at an election of directors, which is the lowest allowable vote threshold under Delaware law; provided, however, that if Proposal 4 is approved by stockholders, the ability to remove will be without cause.

By-law Amendments; Article VIII, Section 2 - Currently, the Existing Certificate allows stockholders to amend or repeal our by-laws if at least 75% of the shares of the Company entitled to vote on such matter vote in favor of the amendment or repeal. If this proposal is approved, stockholders will have the ability to amend our by-laws with the affirmative vote of a majority of the shares cast and entitled to vote on such matter (with “abstentions,” “broker non-votes,” and “withheld” votes not counted as a vote either “for” or “against” such amendment or repeal).

Amendments to Certain Provisions of the Certificate of Incorporation; Article IX - Currently, the approval of at least 75% of the shares of the Company entitled to vote on such matter is required to amend or repeal

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

46

Articles V, VI, VII, VIII or IX of the Existing Certificate, which address, among other things, actions by written consent of stockholders, special meetings of stockholders requirements and procedures for electing and removing board members and filling vacancies, limitation of liability of directors, by-law amendments, and amendments of the Existing Certificate. If this proposal is approved, the threshold approval for stockholders to amend or repeal these provisions will be a vote of the majority of the outstanding shares of the Company entitled to vote on such amendment or repeal, which is the lowest allowable vote threshold under Delaware law.

This description of the proposed amendments to our Existing Certificate is a summary and is qualified by the full text of the proposed amendments to our Existing Certificate, which is attached to this proxy statement as Annex A and is marked to show the changes described above.

To be approved, the proposed amendments to our Existing Certificate require an affirmative vote of holders of 75% of the outstanding shares entitled to vote on the record date. If approved, the proposed amendments to our Existing Certificate will become effective upon the filing of an amended and restated certificate of corporation with the Secretary of State of the State of Delaware, which we would do promptly after the annual meeting.

If this proposal is approved by the stockholders, we will make conforming amendments to our by-laws to require the vote of a majority of the shares cast for the amendment or repeal of our by-laws.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

APPROVAL OF AMENDMENTS TO OUR AMENDED AND RESTATED CERTIFICATE OF

INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

47

PROPOSAL 4

APPROVAL OF AMENDMENTS TO OUR AMENDED AND RESTATED CERTIFICATE OF

INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

At our 2015 annual meeting of stockholders, our stockholders voted to request that our board of directors take the steps necessary to reorganize the board of directors into one class with each director subject to election each year. As part of the request, our stockholders proposed that the Company would have the option to phase such declassification in over three years.

In 2016, our board of directors, after carefully considering the advantages and disadvantage of reorganizing the board of directors into one class with each director subject to election each year, unanimously adopted a resolution approving and declaring the advisability of amendments to our Existing Certificate that would declassify our board of directors over a three-year period and provide for the annual election of all of our directors commencing at the 2017 annual meeting, subject to obtaining approval of such amendments by our stockholders at the 2016 annual meeting.

Despite receiving the affirmative votes of holders of over 68% of the outstanding shares at the 2016 annual meeting, the proposal failed to receive the affirmative vote of holders of 75% of the outstanding shares, which is the required threshold for approval of the proposal.

In 2017, our board of directors, after further careful consideration, unanimously adopted a resolution approving and declaring the advisability of amendments to our Existing Certificate that would immediately declassify our board of directors and provide for the annual election of all of our directors commencing at the 2018 annual meeting, subject to obtaining approval of such amendments by our stockholders at the 2017 annual meeting.

Despite receiving the affirmative votes of holders of over 69% of the outstanding shares at the 2017 annual meeting, the proposal failed to receive the affirmative vote of holders of 75% of the outstanding shares, which is the required threshold for approval of the proposal.

Our board of directors continues to believe that the amendments described below are in the best interests of the Company’s stockholders, and, in light of the strong support received at both the 2016 and 2017 annual meetings, our board of directors has unanimously adopted a resolution approving and declaring the advisability of the below amendments to our Existing Certificate, to declassify the board. After careful review and consideration, our board of directors has determined that it is in the best interests of the Company’s stockholders to, upon approval by the Company’s stockholders, declassify our board of directors and provide for annual election of all of our directors commencing at the 2019 annual meeting. If this Proposal 4 is approved by the stockholders, the terms for all directors will end at the 2019 annual meeting, and commencing with the 2019 annual meeting, all directors will be elected for one-year terms at each subsequent annual meeting. If this Proposal 4 is approved, any director appointed by the board of directors as a result of a newly created directorship or to fill a vacancy would hold office until the next occurring annual meeting.

Article VI, Section 3 of our Existing Certificate currently provides that our directors are divided into three classes, with each class serving a three-year term. Under the proposed amendments to our Existing Certificate in this Proposal 4, Article VI, Section 3 of the Existing Certificate would be amended to eliminate the classified board structure. If the proposed amendments are approved, commencing with the 2019 annual meeting of stockholders, all directors will stand for election for one-year terms expiring at the next succeeding annual meeting of stockholders. In all cases, each director will hold office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. Any director appointed to the board of directors to fill a vacancy following the 2019 annual meeting of stockholders will hold office for a term expiring at the next annual meeting of stockholders following such appointment. Corresponding changes related to the declassification of the board would be made to Article VI, Section 4 of the Existing Certificate pertaining to vacancies on the board of directors. Article VI, Section 5 of the Existing Certificate, which currently provides

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

48

that directors may be removed by stockholders only for cause, would also be amended to allow for removal of directors without cause. If the stockholders do not approve this Proposal 4, our board of directors will remain classified and our directors will continue to be subject to the classifications set forth in our Existing Certificate.

This description of the proposed amendments to our Existing Certificate is a summary and is qualified by the full text of the proposed amendments to our Existing Certificate, which is attached to this proxy statement as Annex A and is marked to show the changes described above.

To be approved, the proposed amendments to our Existing Certificate require an affirmative vote of holders of 75% of the outstanding shares entitled to vote on the record date. If approved, the proposed amendments to our Existing Certificate will become effective upon the filing of an amended and restated certificate of corporation with the Secretary of State of the State of Delaware, which we would do promptly after the annual meeting.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE

APPROVAL OF AMENDMENTS TO OUR AMENDED AND RESTATED CERTIFICATE OF

INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

49

PROPOSAL 5

APPROVAL OF AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF

INCORPORATION TO ELIMINATE THE PROHIBITION ON STOCKHOLDERS’ ABILITY TO

CALL A SPECIAL MEETING

Our Existing Certificate and our by-laws provide that special meetings of the stockholders may be called only by the affirmative vote of a majority of the board of directors.

As part of our board of directors’ ongoing review of corporate governance practices, the board of directors has reviewed and considered the advantages and disadvantages of permitting stockholders to call special meetings. Stockholder-called special meetings may divert management’s time away from the Company’s day-to-day operations and involve significant organization, distribution, legal and other costs, which may ultimately be counter to the best interest of the Company’s stockholders as a whole. The board of directors also recognizes that the ability to call special meetings would allow stockholders to convene to vote on matters outside of the annual meeting that are important to the Company’s growth and success. As a result, our board of directors believes that stockholders, or groups of stockholders, owning at least 25% of the Company’s outstanding common stock (the “Requisite Threshold”) should have the ability to call special meetings.

In 2017, our board of directors unanimously adopted a resolution approving and declaring the advisability of an amendment to our Existing Certificate to eliminate the prohibition on stockholders’ ability to call a special meeting, subject to obtaining approval of such amendments by our stockholders at the 2017 annual meeting, and unanimously approved, subject to stockholder approval of this proposal, amendments to our by-laws to establish the requirements and procedures for stockholders to call special meetings.

Despite receiving the affirmative votes of holders of over 69% of the outstanding shares at the 2017 annual meeting, the proposal failed to receive the affirmative vote of holders of 75% of the outstanding shares, which is the required threshold for approval of the proposal. Our board of directors has again unanimously adopted a resolution approving and declaring the advisability of an amendment to our Existing Certificate to remove the first sentence of Article V, Section 2, which provides that special meetings may only be called by the affirmative vote of a majority of the board of directors. Our board of directors believes that this amendment is in the best interests of the Company’s stockholders. Our board of directors has unanimously approved, subject to stockholder approval of this proposal, amendments to our by-laws to establish the requirements and procedures for stockholders to call special meetings (the “By-law Amendment”). The By-law Amendment provides that stockholders, or groups of stockholders, holding the Requisite Threshold may direct the Company’s Secretary to call special meetings. The By-law Amendment will become effective only upon approval of this proposal.

The above description of the proposed amendment to our Existing Certificate is a summary and is qualified by the full text of the proposed amendment to our Existing Certificate, which is attached to this proxy statement as Annex A and is marked to show the changes described above.

To be approved, the proposed amendment to our Existing Certificate requires an affirmative vote of holders of 75% of the outstanding shares entitled to vote on the record date. If approved, the proposed amendment to our Existing Certificate will become effective upon the filing of an amended and restated certificate of incorporation with the Secretary of State of the State of Delaware, which we would do promptly after the annual meeting.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF

INCORPORATION TO ELIMINATE THE PROHIBITION ON STOCKHOLDERS’ ABILITY TO CALL

A SPECIAL MEETING.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

50

PROPOSAL 6

APPROVAL OF THE IROBOT CORPORATION 2018 STOCK OPTION AND INCENTIVE PLAN

Proposal

The board of directors believes that stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and consultants of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The board of directors believes that providing such persons with a direct stake in the Company assures a closer identification of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

On March 26, 2018, the board of directors adopted, subject to stockholder approval, the 2018 Stock Plan. The 2018 Stock Plan is designed to enhance the flexibility to grant equity awards to our officers, employees, non-employee directors and consultants and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the board of directors and/or the compensation and talent committee. A copy of the 2018 Stock Plan is attached as Annex B to this proxy statement and is incorporated herein by reference.

If our 2018 Stock Plan is approved, we intend to discontinue granting awards under our 2015 Stock Plan.

As of December 30, 2017, there were stock options to acquire 712,954 shares of common stock outstanding under our equity compensation plans, with a weighted average exercise price of $34.34 and a weighted average remaining term of 4.27 years. In addition, as of December 30, 2017, there were 938,453 unvested full value awards with time-based vesting and 242,061 unvested full value awards with performance vesting outstanding at target under our equity compensation plans. Other than the foregoing, no awards under our equity compensation plans were outstanding as of December 30, 2017.

Summary of Material Features of the 2018 Stock Plan

The material features of the 2018 Stock Plan are:

•	The maximum number of shares of common stock to be issued under the 2018 Stock Plan is 1,750,000;
•	The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, cash-based awards, and dividend equivalent rights and is permitted;
•	Shares tendered or held back for taxes will not be added back to the reserved pool under the 2018 Stock Plan. Upon the exercise of a stock appreciation right that is settled in shares of common stock, the full number of shares underlying the award will be charged to the reserved pool. Additionally, shares we reacquire on the open market will not be added to the reserved pool under the 2018 Stock Plan;
•	Stock options and stock appreciation rights will not be repriced in any manner without stockholder approval;
•	The value of all awards awarded under the 2018 Stock Plan and all other cash compensation paid by us to any non-employee director in any calendar year may not exceed $750,000 and no more than 50,000 shares of common stock may be issued pursuant to awards under the 2018 Stock Plan to non-employee directors in any calendar year;
•	Minimum vesting of one year required for all equity awards, other than a limited number of excepted awards under the 2018 Plan;

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

51

•	Any dividends or dividend equivalents payable with respect to any equity award are subject to the same vesting provisions as the underlying award;
•	Any material amendment to the 2018 Stock Plan is subject to approval by our stockholders; and
•	The term of the 2018 Stock Plan will expire on May 23, 2028.

Based solely on the closing price of our common stock as reported by NASDAQ on March 28, 2018 and the maximum number of shares that would have been available for awards as of such date under the 2018 Stock Plan, the maximum aggregate market value of the common stock that could potentially be issued under the 2018 Stock Plan is $110,407,500. The shares of common stock underlying any awards that are forfeited, canceled or otherwise terminated, other than by exercise, under the 2018 Stock Plan or the 2015 Stock Plan will be added back to the shares of common stock available for issuance under the 2018 Stock Plan. Shares tendered or held back upon exercise of a stock option or settlement of an award under the 2018 Stock Plan to cover the exercise price or tax withholding and (ii) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right upon exercise thereof, will not be added back to the shares of common stock available for issuance under the 2018 Stock Plan. In addition, shares of common stock repurchased on the open market will not be added back to the shares of common stock available for issuance under the 2018 Stock Plan.

Rationale for Share Increase

The 2018 Stock Plan is critical to our ongoing effort to build stockholder value. Equity incentive awards are an important component of our executive and non-executive employees’ compensation. Our compensation and talent committee and the board of directors believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success.

We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. The compensation and talent committee carefully monitors our annual net burn rate, total dilution and equity expense in order to maximize stockholder value by granting only the number of equity incentive awards that it believes are necessary and appropriate to attract, reward and retain our employees. Our compensation philosophy reflects broad-based eligibility for equity incentive awards for high performing employees. By doing so, we link the interests of those employees with those of our stockholders and motivate our employees to act as owners of the business.

Burn rate

The following table sets forth information regarding historical awards granted and earned for the 2015 through 2017 fiscal year period, and the corresponding burn rate, which is defined as the number of shares subject to equity-based awards granted in a year divided by the weighted average number of shares of common stock outstanding for that year, for each of the last three fiscal years:

Share Element	2015	2016	2017
Stock Options Granted	323,104	314,770	10,975
Time-Based Full-Value Awards Granted	505,277	458,237	396,164
Performance Based Full-Value Awards Granted	71,133	82,085	105,650
Total Awards Granted	899,514	855,092	512,789
Weighted average common shares outstanding during the fiscal year	29,549,859	27,698,127	27,611,325
Annual Burn Rate	3.04%	3.09%	1.86%
Three-Year Average Burn Rate		2.66%

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

52

Our compensation and talent committee determined the size of reserved pool under the 2018 Stock Plan based on projected equity awards to anticipated new hires, projected annual equity awards to existing employees and an assessment of the magnitude of increase that our institutional investors and the firms that advise them would likely find acceptable. We anticipate that if our request to increase the share reserve is approved by our stockholders, it will be sufficient to provide equity incentives to attract, retain, and motivate employees for a period of three years or less following the effective date of the 2018 Stock Plan.

Summary of the 2018 Stock Plan

The following description of certain features of the 2018 Stock Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2018 Stock Plan, which is attached hereto as Annex B.

Administration. The 2018 Stock Plan will be administered by the compensation and talent committee. The compensation and talent committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2018 Stock Plan. The compensation and talent committee may delegate to our chief executive officer or another executive officer or a committee comprised of the chief executive officer and another officer or officers of the Company the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not members of the delegated committee, subject to certain limitations and guidelines.

Eligibility; Plan Limits. All full-time and part-time officers, employees, non-employee directors and consultants are eligible to participate in the 2018 Stock Plan, subject to the discretion of the administrator. As of March 26, 2018, approximately 958 individuals would have been eligible to participate in the 2018 Stock Plan had it been effective on such date, which includes five executive officers, 946 employees who are not executive officers, six non-employee directors and one consultant. There are certain limits on the number of awards that may be granted under the 2018 Stock Plan. For example, no more than 1,750,000 shares of common stock may be granted in the form of incentive stock options.

Director Compensation Limit. The 2018 Stock Plan provides that the value of all awards awarded under the 2018 Stock Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year shall not exceed $750,000 and no more than 50,000 shares of common stock may be issued pursuant to awards under the 2018 Stock Plan to any non-employee director in any calendar year.

Minimum Vesting Period. The minimum vesting period for each equity award granted under the 2018 Stock Plan must be at least one year, provided (1) that up to 5% of the shares authorized for issuance under the 2018 Plan may be utilized for unrestricted stock awards or other equity awards with a minimum vesting period of less than one year and (2) annual awards to non-employee directors that occur in connection with the Company’s annual meeting of stockholders may vest on the date of the Company’s next annual meeting of stockholders but in no event shall the vesting period for such awards be less than 50 weeks. In addition, the Administrator may grant equity awards that vest within one year (i) if such awards are granted as substitute awards in replacement of other awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to vest within one year or (ii) if such awards are being granted in connection with an elective deferral of cash compensation that, absent a deferral election, otherwise would have been paid to the grantee within the one year.

Stock Options. The 2018 Stock Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the 2018 Stock Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

53

eligible to receive incentive options and to non-employee directors and consultants. The option exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be the last reported sale price of the shares of common stock on NASDAQ on the date immediately preceding the grant date. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee. In general, unless otherwise permitted by the compensation and talent committee, no option granted under the 2018 Stock Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the compensation and talent committee or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the compensation and talent committee may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The compensation and talent committee may award stock appreciation rights subject to such conditions and restrictions as the compensation and talent committee may determine. Stock appreciation rights entitle the recipient to cash or shares of common stock equal to the value of the appreciation in the stock price over the exercise price. The exercise price is the fair market value of the common stock on the date of grant. The term of a stock appreciation right may not exceed ten years.

Restricted Stock. The compensation and talent committee may award shares of common stock to participants subject to such conditions and restrictions as the compensation and talent committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividend equivalent rights (but dividend equivalents payable with respect to restricted stock awards shall not be paid unless and until the applicable performance goals are attained and/or the continued employment periods are completed).

Restricted Stock Units. The compensation and talent committee may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of cash or shares of common stock subject to such conditions and restrictions as the compensation and talent committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. In the compensation and talent committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

54

procedures established by the Compensation Committee and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards. The compensation and talent committee may also grant shares of common stock which are free from any restrictions under the 2018 Stock Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Dividend Equivalent Rights. The compensation and talent committee may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights granted as a component of another award (other than a stock option or stock appreciation right) may be paid only if the related award becomes vested. Dividend equivalent rights may not be granted as a component of a stock option or stock appreciation right award. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Cash-Based Awards. The compensation and talent committee may grant cash bonuses under the 2018 Stock Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals.

Change of Control Provisions. The 2018 Stock Plan provides that upon the effectiveness of a “sale event,” as defined in the 2018 Stock Plan, all awards will terminate in connection with a sale event unless they are assumed, substituted, or continued by the successor entity. To the extent the parties to the sale event do not provide for awards under the 2018 Stock Plan to be assumed, substituted or continued by the successor entity, awards of stock options and stock appreciation rights will become exercisable prior to their termination. In addition, the Company may make or provide for payment, in cash or in kind, to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights. The compensation and talent committee shall also have the option to make or provide for a payment, in cash or in kind, to grantees holding other awards in an amount equal to the per share cash consideration multiplied by the number of vested shares under such awards. Unless otherwise determined by our board of directors, any repurchase rights or other rights of the Company that relate to an award will continue to apply to consideration (including cash) that has been substituted, assumed, amended or paid in connection with a sale event.

Adjustments for Stock Dividends, Stock Splits, Etc. The 2018 Stock Plan requires the compensation and talent committee to make appropriate adjustments to the number of shares of common stock that are subject to the 2018 Stock Plan, to certain limits in the 2018 Stock Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the 2018 Stock Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Subject to approval by the compensation and talent committee, participants may elect to have their tax withholding obligations satisfied by authorizing the Company to withhold shares of common stock to be issued pursuant to exercise or vesting. The compensation and talent committee may also require awards to be subject to mandatory share withholding up to the required withholding amount.

Amendments and Termination. The board of directors may at any time amend or discontinue the 2018 Stock Plan and the compensation and talent committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of NASDAQ, any amendments that materially change the terms of the 2018 Stock Plan will be

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

55

subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the compensation and talent committee to be required by the Code to preserve the qualified status of incentive options.

Effective Date of Plan. The 2018 Stock Plan was approved by our board of directors on March 26, 2018. Awards of incentive options may be granted under the 2018 Stock Plan until March 25, 2028. No other awards may be granted under the 2018 Stock Plan after the date that is ten years from the date of stockholder approval.

New Plan Benefits

Because the grant of awards under the 2018 Stock Plan is within the discretion of the compensation and talent committee, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the 2018 Stock Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the 2018 Stock Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2017: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all current employees who are not executive officers, as a group.

	Options			Stock Awards

Name and Position	Average Exercise Price ($)		Number of Awards (#)	Dollar Value ($)(1)		Number of Awards (#)
Colin M. Angle, Chairman, Chief Executive Officer and Director				4,153,558		72,450
Alison Dean, Executive Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer				1,433,250		25,000
Christian Cerda, Chief Operating Officer				1,384,520		24,150
Russell J. Campanello, Executive Vice President, Human Resources and Corporate Communications				742,424		12,950
Glen D. Weinstein, Executive Vice President and Chief Legal Officer				891,482		15,550
All current executive officers, as a group				8,605,234	(3)	150,100
All current directors who are not executive officers, as a group				1,129,768	(3)	13,315
All current employees who are not executive officers, as a group	57.33	(2)	10,975	25,096,689	(3)	338,399

(1)	The valuation of stock awards is based on the grant date fair value computed in accordance with ASC Topic 718 disregarding any estimates of forfeitures. The grant date fair value is the fair market value of our common stock on the date of grant multiplied by the number of shares of common stock underlying such stock award.
(2)	Represents the weighted average exercise price for the group.
(3)	Represents the aggregate grant date fair value for the group.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

56

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2018 Stock Plan. It does not describe all federal tax consequences under the 2018 Stock Plan, nor does it describe state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. The Company generally will be entitled to a tax deduction in connection with other awards under the 2018 Stock Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, the Company’s deduction for awards under the 2018 Stock Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

57

Equity Compensation Plan Information

The following table provides information as of December 30, 2017 regarding shares of common stock that may be issued under our equity compensation plans, consisting of the Amended and Restated 2004 Stock Option and Incentive Plan, the 2005 Stock Option and Incentive Plan, as amended, the Evolution Robotics, Inc. 2007 Stock Plan, and the 2015 Stock Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, units and rights (a)		Weighted average exercise price of outstanding options, units and rights (b)	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))(c)
Equity compensation plans approved by security holders	1,989,469	(1)	$34.72	590,655	(2)
Equity compensation plans not approved by security holders	9,099	(3)	$4.65	—
Total	1,999,568	(4)	$34.34	590,655

(1)	Includes 703,855 shares of common stock issuable upon the exercise of outstanding options, 938,453 shares of common stock issuable upon the vesting of restricted stock units, and 347,161 shares of common stock issuable upon the vesting of PSUs at maximum.
(2)	As of December 30, 2017, there were no shares available for grants under the Amended and Restated 2004 Stock Option and Incentive Plan, our 2005 Stock Option and Incentive Plan, as amended, and the Evolution Robotics, Inc. 2007 Stock Plan, and 590,655 shares available under the 2015 Stock Plan. In connection with the adoption of the 2015 Stock Plan in 2015, the board of directors determined that no further shares would be granted under any previous Plans.
(3)	Represents shares issued pursuant to the Evolution Robotics, Inc. 2007 Stock Plan, acquired by the Company as part of the acquisition of Evolution Robotics, Inc., on October 1, 2012.
(4)	Includes 712,954 shares of common stock issuable upon the exercise of outstanding options.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE

APPROVAL OF THE IROBOT CORPORATION 2018 STOCK OPTION AND INCENTIVE PLAN

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

58

PROPOSAL 7

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

At our 2017 annual meeting of stockholders, our stockholders voted, on a non-binding, advisory basis, for the Company to hold future, non-binding advisory votes on the compensation of our named executive officers on an annual basis. In accordance with the advisory vote by our stockholders, we hold a non-binding, advisory vote on the compensation of our named executive officers every year.

The following proposal, commonly known as a “say on pay” proposal, gives our stockholders the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or the compensation of any particular officer, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as discussed in this proxy statement. Accordingly, we are asking our stockholders to vote “FOR” the following resolution at our annual meeting of stockholders:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”

Before you vote, we recommend that you read the Compensation Discussion and Analysis and Executive Compensation Summary sections of this proxy statement for additional details on the Company’s executive compensation programs and philosophy.

This vote is advisory, and therefore not binding on the Company, the compensation and talent committee or our board of directors. However, our board of directors and our compensation and talent committee value the opinions of our stockholders and intend to take into account the outcome of the vote when considering future compensation decisions for our named executive officers.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

59

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s common stock as of March 9, 2018: (i) by each person who is known by the Company to beneficially own more than 5% of the outstanding shares of common stock; (ii) by each director or nominee of the Company; (iii) by each named executive officer of the Company; and (iv) by all directors and executive officers of the Company as a group. Unless otherwise noted below, the address of each person listed on the table is c/o iRobot Corporation, 8 Crosby Drive, Bedford, Massachusetts 01730.

Name of Beneficial Owner	Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned(2)

BlackRock, Inc.(3) 55 East 52nd St. New York, NY 10055	3,778,273	13.48%

The Vanguard Group, Inc.(4) 100 Vanguard Boulevard Malvern, PA 19355	3,211,936	11.46%

Colin M. Angle(5)	608,387	2.17%

Alison Dean(6)	64,750	*

Christian Cerda(7)	75,419	*

Russell J. Campanello(8)	101,278	*

Glen D. Weinstein(9)	77,056	*

Mohamad Ali	9,052	*

Michael Bell	4,385	*

Ronald Chwang(10)	11,276	*

Deborah G. Ellinger	16,504	*

Elisha Finney(11)	960	*

Andrew Miller	499	*

Michelle V. Stacy	14,276	*

All executive officers, directors and nominees as a group (12 individuals)	983,842	3.51%

*	Represents less than 1% of the outstanding common stock.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. Pursuant to the rules of the SEC, the number of shares of common stock deemed outstanding includes (i) shares issuable pursuant to options held by the respective person or group that are currently exercisable or may be exercised within 60 days of March 9, 2018 and (ii) shares issuable pursuant to restricted stock units held by the respective person or group that vest within 60 days of March 9, 2018.
(2)	Applicable percentage of ownership as of March 9, 2018 is based upon 28,029,771 shares of common stock outstanding.
(3)	BlackRock Inc. has sole voting power with respect to 3,709,058 shares and sole dispositive power with respect to 3,778,273 shares. The address of BlackRock Inc. is 55 East 52nd Street, New York, NY 10055.
This information has been obtained from a Schedule 13G/A filed by BlackRock Inc. with the SEC on January 23, 2018.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

60

(4)	The Vanguard Group, Inc. has sole voting power with respect to 51,753 shares, shared voting power with respect to 6,200 shares, sole dispositive power with respect to 3,156,083 shares and shared dispositive power with respect to 55,853 shares. Vanguard Fiduciary Trust Company (“VFTC”), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 49,653 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd. (“VIA”), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 8,300 shares as a result of its serving as investment manager of Australian investment offerings. The address of each reporting entity is 100 Vanguard Boulevard, Malvern, PA 19355. This information has been obtained from a Schedule 13G/A filed by The Vanguard Group, Inc. with the SEC on February 9, 2018.
(5)	Includes 177,207 shares issuable upon exercise of stock options and 21,490 shares issuable upon vesting of restricted stock units.
(6)	Includes 6,822 shares issuable upon exercise of stock options and 7,921 shares issuable upon vesting of restricted stock units.
(7)	Includes 35,782 shares issuable upon exercise of stock options and 6,936 shares issuable upon vesting of restricted stock units.
(8)	Includes 35,325 shares issuable upon exercise of stock options and 3,773 shares issuable upon vesting of restricted stock units.
(9)	Includes 20,546 shares issuable upon exercise of stock options and 4,882 shares issuable upon vesting of restricted stock units.
(10)	Includes 79,210 shares held in a trust for the benefit of certain of Dr. Chwang’s family members. As co-trustees of the family trust, shares voting and dispositive power over the shares held by the trust with Dr. Chwang’s spouse.
(11)	Includes 960 shares issuable upon vesting of restricted stock units.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

61

OTHER MATTERS

The board of directors knows of no other matters to be brought before the annual meeting. If any other matters are properly brought before the annual meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at our 2019 annual meeting of stockholders, pursuant to Rule 14a-8 promulgated under the Exchange Act by the Securities and Exchange Commission, must be received at the Company’s principal executive offices not later than December 11, 2018. Stockholders who meet the applicable eligibility requirements under the proxy access provision of our by-laws and wish to include nominees for our board of directors in the Company’s proxy statement for the 2019 annual meeting, or stockholders who wish to make a proposal at the 2019 annual meeting (other than a proposal made pursuant to Rule 14a-8 or pursuant to the proxy access provision of our by-laws), must in each case notify us between January 23, 2019 and February 22, 2019. If a stockholder who wishes to present a proposal fails to notify us by February 22, 2019 and such proposal is brought before the 2019 annual meeting, then under the Securities and Exchange Commission’s proxy rules, the proxies solicited by management with respect to the 2019 annual meeting will confer discretionary voting authority with respect to the stockholder’s proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. In order to curtail controversy as to the date on which we received a proposal, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested, to iRobot Corporation, 8 Crosby Drive, Bedford, Massachusetts 01730, Attention: Secretary.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Such persons are required by regulations of the SEC to furnish us with copies of all such filings. Based solely on our review of copies of such filings we believe that all such persons complied on a timely basis with all Section 16(a) filing requirements during the fiscal year ended December 30, 2017, except that Messrs. Angle, Cerda, Campanello and Weinstein and Mses. Dean and Finney each did not timely file a Form 4 with respect to one transaction.

EXPENSES AND SOLICITATION

The Company will pay all costs of soliciting these proxies. In addition, some of our officers and employees may solicit proxies by telephone or in person. We will reimburse brokers for the expenses they incur in forwarding the proxy materials to you. The Company has retained Georgeson LLC to assist us with the solicitation of proxies for a fee not to exceed $11,000, plus reimbursement for out-of-pocket expenses.

Notice of Annual Meeting of Stockholders and iRobot 2018 Proxy Statement

62

Exhibit A

iRobot Corporation

Adjusted EBITDA Reconciliation to GAAP

(unaudited, in thousands)

	For the twelve months ended

	December 30, 2017	December 31, 2016
Net income	$50,964	$41,939
Interest income, net	(1,649)	(934)
Income tax expense	25,402	19,422
Depreciation	12,284	9,974
Amortization	13,215	3,632

EBITDA	100,216	74,033
Stock-based compensation expense	19,751	15,995
Net merger, acquisition and divestiture expense	3,109	1,848
Gain on business acquisition	(2,243)	—
Net intellectual property litigation expense	5,068	665
Restructuring expense	—	1,857

Adjusted EBITDA	$125,901	$94,398

Adjusted EBITDA as a % of revenue	14.2%	14.3%

Use of Non-GAAP Financial Measures

In evaluating its business, iRobot considers and uses Adjusted EBITDA as a supplemental measure of its operating performance. The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation, amortization, stock-based compensation expense, net merger, acquisition and divestiture expense, gain on business acquisition, net intellectual property litigation expense, and restructuring expense. The Company also presents Adjusted EBITDA because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.

The term Adjusted EBITDA is not defined under U.S. generally accepted accounting principles, or U.S. GAAP, and is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. Adjusted EBITDA has limitations as an analytical tool, and when assessing the Company’s operating performance, investors should not consider Adjusted EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP. Among other things, Adjusted EBITDA does not reflect the Company’s actual cash expenditures. Other companies may calculate similar measures differently than iRobot, limiting their usefulness as comparative tools. iRobot compensates for these limitations by relying primarily on its GAAP results and using Adjusted EBITDA only supplementally.

A

ANNEX A

PROPOSED AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION

The following are proposed changes to our amended and restated certificate of incorporation as described in Proposals 3, 4 and 5. The text indicated by underline will be added, and the text indicated by strike-through will be deleted.

*************************

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

IROBOT CORPORATION

iRobot Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.            The name of the Corporation is iRobot Corporation. The date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was December 20, 2000 (the “Original Certificate”). The name under which the Corporation filed the Original Certificate was iRobot Corporation.

2.            This Amended and Restated Certificate of Incorporation (the “Certificate”) amends, restates and integrates the provisions of the Amended and Restated Certificate of Incorporation that was filed with the Secretary of State of the State of Delaware on ~~October 26~~November 15, 2005 (the “Amended and Restated Certificate”), and was duly adopted in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation Law (the “DGCL”).

3.            The text of the Amended and Restated Certificate is hereby amended and restated in its entirety to provide as herein set forth in full.

ARTICLE I

The name of the Corporation is iRobot Corporation.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is c/o Corporation Service Company, 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

A-1

ARTICLE IV

CAPITAL STOCK

The total number of shares of capital stock which the Corporation shall have authority to issue is One Hundred Five Million (105,000,000) shares, of which (i) One Hundred Million (100,000,000) shares shall be a class designated as common stock, par value $0.01 per share (the “Common Stock”), and (ii) Five Million (5,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.01 per share (the “Undesignated Preferred Stock”).

The number of authorized shares of the class of Common Stock and Undesignated Preferred Stock may from time to time be increased or decreased (but not below the number of shares outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote, without a vote of the holders of the Undesignated Preferred Stock (except as otherwise provided in any certificate of designations of any series of Undesignated Preferred Stock).

The powers, preferences and rights of, and the qualifications, limitations and restrictions upon, each class or series of stock shall be determined in accordance with, or as set forth below in, this Article IV.

A. COMMON STOCK

Subject to all the rights, powers and preferences of the Undesignated Preferred Stock and except as provided by law or in this Article IV (or in any certificate of designations of any series of Undesignated Preferred Stock):

(a)            the holders of the Common Stock shall have the exclusive right to vote for the election of directors of the Corporation (the “Directors”) and on all other matters requiring stockholder action, each outstanding share entitling the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate (or on any amendment to a certificate of designations of any series of Undesignated Preferred Stock) that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of Undesignated Preferred Stock if the holders of such affected series are entitled to vote, either separately or together with the holders of one or more other such series, on such amendment pursuant to this Certificate (or pursuant to a certificate of designations of any series of Undesignated Preferred Stock) or pursuant to the DGCL;

(b)            dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends, but only when and as declared by the Board or any authorized committee thereof; and

(c)            upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock.

B. UNDESIGNATED PREFERRED STOCK

The Board of Directors or any authorized committee thereof is expressly authorized, to the fullest extent permitted by law, to provide for the issuance of the shares of Undesignated Preferred Stock in one or more series of such stock, and by filing a certificate pursuant to applicable law of the State of Delaware, to establish or change from time to time the number of shares of each such series, and to fix the designations, powers, including voting powers, full or limited, or no voting powers, preferences and the relative, participating, optional or other special rights of the shares of each series and any qualifications, limitations and restrictions thereof.

A-2

ARTICLE V

STOCKHOLDER ACTION

1.             Action without Meeting. Except as otherwise provided herein, any action required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders and may not be taken or effected by a written consent of stockholders in lieu thereof.

2.            Special Meetings. ~~Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock, special meetings of the stockholders of the Corporation may be called only by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office~~. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation.

ARTICLE VI

DIRECTORS

1.            General. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided herein or required by law.

2.            Election of Directors. Election of Directors need not be by written ballot unless the By-laws of the Corporation (the “By-laws”) shall so provide.

3.            Number of Directors; Term of Office. The number of Directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors.

~~The Directors, other than those who may be elected by the holders of any series of Undesignated Preferred Stock, shall be classified, with respect to the term for which they severally hold office, into three classes, as nearly equal in number as reasonably possible. The initial Class I Directors of the Corporation shall be Colin M. Angle and Ronald Chwang; the initial Class II Directors of the Corporation shall be Helen Greiner, George C. McNamee and Peter Meekin; and the initial Class III Directors of the Corporation shall be Rodney A. Brooks, Andrea Geisser and Jacques S. Gansler. The initial Class I Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2006, the initial Class II Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2007, and the initial Class III Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2008. At each annual meeting of stockholders, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election~~. Subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock, at the annual meeting of stockholders of the Corporation that is held in calendar year 2019 and at each annual meeting of stockholders of the Corporation thereafter, all Directors shall be elected to hold office for a one-year term expiring at the next annual meeting of stockholders of the Corporation. Notwithstanding the foregoing, ~~the~~ Directors ~~elected to each class~~ shall hold office until their successors are duly elected and qualified or until their earlier resignation, death or removal.

Notwithstanding the foregoing, whenever, pursuant to the provisions of Article IV of this Certificate, the holders of any one or more series of Undesignated Preferred Stock shall have the right, voting separately as a series or together with holders of other such series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate and any certificate of designations applicable thereto.

A-3

4.            Vacancies. Subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock to elect Directors and to fill vacancies in the Board of Directors relating thereto, any and all vacancies in the Board of Directors, however occurring, including, without limitation, by reason of an increase in size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely and exclusively by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors, and not by the stockholders. Any Director appointed in accordance with the preceding sentence shall hold office for a term expiring at the next annual meeting of stockholders of the Corporation held after such appointment ~~for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred~~ and until such Director’s successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal. ~~Subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock to elect Directors, when the number of Directors is increased or decreased, the Board of Directors shall, subject to Article VI.3 hereof, determine the class or classes to which the increased or decreased number of Directors shall be apportioned; provided, however, that no decrease in the number of Directors shall shorten the term of any incumbent Director~~. In the event of a vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law, shall exercise the powers of the full Board of Directors until the vacancy is filled.

5.            Removal. Subject to the rights, if any, of any series of Undesignated Preferred Stock to elect Directors and to remove any Director whom the holders of any such stock have the right to elect, any Director (including persons elected by Directors to fill vacancies in the Board of Directors) may be removed from office ~~(i) only with~~ without cause ~~and (ii) only~~ by the affirmative vote of the ~~holders of 75% or more~~ majority of the shares then entitled to vote at an election of Directors. At least forty-five (45) days prior to any meeting of stockholders at which it is proposed that any Director be removed from office, written notice of such proposed removal ~~and the alleged grounds thereof~~ shall be sent to the Director whose removal will be considered at the meeting.

ARTICLE VII

LIMITATION OF LIABILITY

A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (a) for any breach of the Director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL or (d) for any transaction from which the Director derived an improper personal benefit. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Any repeal or modification of this Article VII by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such repeal or modification with respect to any acts or omissions occurring before such repeal or modification of a person serving as a Director at the time of such repeal or modification.

ARTICLE VIII

AMENDMENT OF BY-LAWS

1.            Amendment by Directors. Except as otherwise provided by law, the By-laws of the Corporation may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the Directors then in office.

A-4

2.            Amendment by Stockholders. The By-laws of the Corporation may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose as provided in the By-laws, by the affirmative vote of ~~at least 75%~~the majority of the ~~outstanding shares~~ votes cast by the stockholders entitled to vote on such amendment or repeal, voting together as a single class (with “abstentions”, “broker non-votes” and “withheld” votes not counted as a vote either “for” or “against” such amendment or repeal)~~; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class~~.

ARTICLE IX

AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend or repeal this Certificate in the manner now or hereafter prescribed by statute and this Certificate, and all rights conferred upon stockholders herein are granted subject to this reservation. Whenever any vote of the holders of voting stock is required to amend or repeal any provision of this Certificate, and in addition to any other vote of holders of voting stock that is required by this Certificate or by law, such amendment or repeal shall require the affirmative vote of the majority of the outstanding shares entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose~~; provided, however, that the affirmative vote of not less than 75% of the outstanding shares entitled to vote on such amendment or repeal, and the affirmative vote of not less than 75% of the outstanding shares of each class entitled to vote thereon as a class, shall be required to amend or repeal any provision of Article V, Article VI, Article VII, Article VIII or Article IX of this Certificate~~.

A-5

ANNEX B

IROBOT CORPORATION 2018 STOCK OPTION AND INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the iRobot Corporation 2018 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of iRobot Corporation (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee which is comprised of not less than two Non-Employee Directors who are independent.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means any natural person that provides bona fide services to the Company within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

B-1

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market, The New York Stock Exchange or another national securities exchange, the determination shall be made by reference to the Stock’s closing price on such exchange. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Minimum Vesting Period” means the one-year period following the date of grant of an Award.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” means the consummation of (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Service Relationship” means any relationship as an employee, director, or Consultant of the Company or any Subsidiary or any successor entity (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).

B-2

“Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)	Administration of Plan. The Plan shall be administered by the Administrator.

(b)	Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)	to select the individuals to whom Awards may from time to time be granted;

(ii)	to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)	to determine the number of shares of Stock to be covered by any Award;

(iv)	to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v)	to accelerate at any time the exercisability or vesting of all or any portion of any Award in circumstances involving the grantee’s death, disability, retirement or termination of employment or a change in control (including a Sale Event);

(vi)	subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and

(vii)	at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

B-3

(c)	Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer or another executive officer of the Company or a committee comprised of the Chief Executive Officer and another officer or officers of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d)	Minimum Vesting Period. The vesting period for each Award granted under the Plan must be at least equal to the Minimum Vesting Period; provided, however, that (i) nothing in this Section 2(d) shall limit the Administrator’s authority to accelerate the vesting of Awards as set forth in Section 2(b)(v) above; (ii) notwithstanding the foregoing, up to 5% of the shares of Stock authorized for issuance under the Plan may be utilized for Unrestricted Stock Awards or other Awards with a vesting period that is less than the Minimum Vesting Period (each such Award, an “Excepted Award”); and (iii) notwithstanding the foregoing, annual Awards to Non-Employee Directors that occur in connection with the Company’s annual meeting of stockholders may vest on the date of the Company’s next annual meeting of stockholders; provided, however, that in no event will the vesting period for any such award be less than 50 weeks. Notwithstanding the foregoing, in addition to Excepted Awards, the Administrator may grant Awards that vest (or permit previously granted Awards to vest) within the Minimum Vesting Period (i) if such Awards are granted as substitute Awards in replacement of other Awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to vest within the Minimum Vesting Period or (ii) if such Awards are being granted in connection with an elective deferral of cash compensation that, absent a deferral election, otherwise would have been paid to the grantee within the Minimum Vesting Period.

(e)	Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or Service Relationship terminates.

(f)	Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(g)

Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary

B-4

or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)	Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 1,750,000 shares, subject to adjustment as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any awards under the Plan or the Company’s 2015 Stock Option and Incentive Plan that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Notwithstanding the foregoing, the following shares shall not be added to the shares authorized for grant under the Plan: (i) shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, and (ii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon exercise thereof. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that no more than 1,750,000 shares of the Stock may be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b)	Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan, (i) the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed $750,000 and (ii) no more than 50,000 shares of Stock may be issued pursuant to Awards to Non-Employee Directors in any calendar year. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.

(c)

Changes in Stock. Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator

B-5

shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(d)	Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Awards, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to such outstanding Awards (to the extent then vested or, in the case of Options and Stock Appreciation Rights, exercisable at prices not in excess of the Sale Price) and (B) if applicable, the aggregate exercise price (if any) of such outstanding Awards; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee, but in such case the Board shall first accelerate the exercisability of such Options and Stock Appreciation Rights prior to termination. Unless otherwise determined by the Board (on the same basis or on different bases as the Board shall specify), any repurchase rights or other rights of the Company that relate to an Option, Stock Appreciation Right or other Award shall continue to apply to consideration, including cash, that has been substituted, assumed, amended or paid for a Stock Option, Stock Appreciation Right or other Award pursuant to this paragraph. The Company may hold in escrow all or any portion of any such consideration in order to effectuate any continuing restrictions.

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and Consultants of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5. STOCK OPTIONS

(a)	Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

B-6

(b)	Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(c)	Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(d)	Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. Subject to Section 2(b)(v), the Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e)	Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Certificate:

(i)	In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)	Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii)	By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

(iv)	With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

B-7

(f)	Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6. STOCK APPRECIATION RIGHTS

(a)	Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b)	Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(c)	Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(d)	Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator. The term of a Stock Appreciation Right may not exceed ten years.

SECTION 7. RESTRICTED STOCK AWARDS

(a)	Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.

(b)	Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that dividends shall accrue, but not be paid, on Restricted Stock Awards subject to either time-based or performance-based vesting criteria until the applicable vesting provisions lapse. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)

Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any)

B-8

from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)	Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8. RESTRICTED STOCK UNITS

(a)	Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate) upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.

(b)	Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c)	Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.

(d)	Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or other Service Relationship) with the Company and its Subsidiaries for any reason.

B-9

SECTION 9. UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10. CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11. DIVIDEND EQUIVALENT RIGHTS

(a)	Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. Dividend Equivalent Rights may not be granted as a component of a Stock Option award or Stock Appreciation Right award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

(b)	Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or other Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 12. TRANSFERABILITY OF AWARDS

(a)	Transferability. Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

B-10

(b)	Administrator Action. Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

(c)	Family Member. For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d)	Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death; provided, however, that in no event may a grantee designate a third party financial institution as a beneficiary to exercise any Award or receive any payment under any Award. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 13. TAX WITHHOLDING

(a)	Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee or direct that the proceeds from a sale of Stock on behalf of the grantee be paid over to the Company to satisfy any such tax withholding obligations. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)	Payment in Stock. In the discretion of the Administrator, the Company’s required tax withholding obligation may be satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid adverse accounting treatment or as determined by the Administrator. The Administrator may also require Awards to be subject to mandatory share withholding up to the required withholding amount. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants. The required tax withholding obligation may also be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

B-11

SECTION 14. SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 15. TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.

(a)	Termination of Service Relationship. If the grantee’s employment or other Service Relationship is with a Subsidiary and such Subsidiary ceases to be a Subsidiary, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.

(b)	For purposes of the Plan, the following events shall not be deemed a termination of employment or other Service Relationship:

(i)	a transfer to the employment or service of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(ii)	an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 16. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(c) or 3(d), without prior stockholder approval, (a) in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or (b) effect repricing of Stock Options or Stock Appreciation Rights through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or 3(d).

SECTION 17. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other

B-12

arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 18. GENERAL PROVISIONS

(a)	No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b)	Issuance of Stock. To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)	Stockholder Rights. Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d)	Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment (or other Service Relationship) with the Company or any Subsidiary.

(e)	Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f)	Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.

(g)	Awards Granted Under Prior Plans. Notwithstanding anything herein to the contrary, equity awards granted under the Company’s prior equity incentive plans, including, without limitation the 2015

B-13

Plan, the iRobot Corporation Amended and Restated 2004 Stock Option and Incentive Plan, the iRobot Corporation 2005 Stock Option and Incentive Plan, as amended, and the Evolution Robotics 2007 Stock Plan (collectively, the “Prior Plans”), shall continue to be governed by the terms and conditions of the Prior Plan under which such awards were granted

SECTION 19. EFFECTIVE DATE OF PLAN

This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 20. GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS:

DATE APPROVED BY STOCKHOLDERS:

B-14

Electronic Voting Instructions Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on May 23, 2018.
Vote by Internet
• Go to www.investorvote.com/IRBT
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	• Follow the instructions provided by the recorded message

 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE

BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote FOR items 1, 2, 3, 4, 5, 6, and 7.

1.	To elect two (2) Class I directors (Colin M. Angle and Deborah G. Ellinger), nominated by the Board of Directors, each to serve for a three-year term and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal.			+
The Board recommends a vote FOR all nominees.
	NOMINEES:	01 – Colin M. Angle	02 – Deborah G. Ellinger

☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD vote from all nominees	☐	For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

		For	Against	Abstain			For	Against	Abstain

2.	To ratify the appointment of the firm of PricewaterhouseCoopers LLP as auditors for the fiscal year ending December 29, 2018. The Board recommends a vote FOR this proposal number 2.	☐	☐	☐	3.	To approve amendments to our amended and restated certificate of incorporation to eliminate supermajority voting requirements. The Board recommends a vote FOR this proposal number 3.	☐	☐	☐

4.	To approve amendments to our amended and restated certificate of incorporation to declassify the board of directors. The Board recommends a vote FOR this proposal number 4.	☐	☐	☐	5.	To approve amendments to our amended and restated certificate of incorporation to eliminate the prohibition on stockholders’ ability to call a special meeting. The Board recommends a vote FOR this proposal number 5.	☐	☐	☐

6.	To approve iRobot Corporation’s 2018 Stock Option and Incentive Plan. The Board recommends a vote FOR this proposal number 6.	☐	☐	☐	7.	To approve, on an advisory basis, the compensation of our named executive officers. The Board recommends a vote FOR this proposal number 7.	☐	☐	☐

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON MAY 23, 2018. THE PROXY STATEMENT AND

ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT

www.edocumentview.com/IRBT

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — iRobot Corporation

Proxy for Annual Meeting of Stockholders May 23, 2018 SOLICITED BY THE BOARD OF DIRECTORS
The undersigned hereby appoints each of Glen D. Weinstein and Alison Dean as proxy, with full power of substitution to vote all shares of stock of iRobot Corporation (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of iRobot Corporation to be held on Wednesday, May 23, 2018, at 8:30 a.m. local time, at iRobot Corporation headquarters located at 8 Crosby Drive, Bedford, Massachusetts 01730, and at any adjournments or postponements thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 10, 2018, a copy of which has been received by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, 4, 5, 6, AND 7, AND WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. SEE REVERSE SIDE.

B	Non-Voting Items

Change of Address — Please print new address below.	Meeting Attendance
	Mark box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears below. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian must give full title as such. A corporation or partnership must sign its full name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.